SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Gran Tierra Energy Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

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3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

6.	Amount Previously Paid:

7.	Form, Schedule or Registration Statement No.:

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9.	Date Filed:

GRAN TIERRA ENERGY INC.

200, 150-13th Avenue S.W.

Calgary, Alberta T2R 0V2 Canada

(403) 265-3221

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 24, 2015

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of GRAN TIERRA ENERGY INC., a Nevada corporation (“Gran Tierra”).  The meeting will be held on Wednesday, June 24, 2015, at 3:00 p.m. (Calgary time) at the Calgary Petroleum Club, 319 Fifth Avenue S.W., Calgary, Alberta, Canada for the following purposes:

1.	To elect the Board of Directors’ eight nominees for director to serve until the next annual meeting and until their successors are duly elected and qualified.

2.	To approve, on an advisory basis, the compensation of Gran Tierra’s named executive officers, as disclosed in this proxy statement.

3.	To ratify the selection by the Audit Committee of the Board of Directors of Deloitte LLP as the independent registered public accounting firm of Gran Tierra for its fiscal year ending December 31, 2015.

4.	To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the annual meeting is April 28, 2015.  Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

IMPORTANT NOTICE

Regarding the Availability of Proxy Materials for the Stockholders’ Meeting

to be held on June 24, 2015, at 3:00 p.m. (Calgary time) at the

Calgary Petroleum Club, 319 Fifth Avenue S.W.

Calgary, Alberta Canada

The proxy statement and annual report to stockholders

are available to view at

http://www.edocumentview.com/GTE

 See “Questions and Answers About These Proxy Materials and Voting” in this proxy statement for voting instructions.

By Order of the Board of Directors

/s/ David Hardy

David Hardy

Vice President, Legal and General Counsel

CALGARY, ALBERTA

May 15, 2015

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the proxy mailed to you, or vote by telephone or on the internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. If you are receiving proxy materials by mail, a return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

GRAN TIERRA ENERGY INC.

200, 150-13th Avenue S.W.

Calgary, Alberta T2R 0V2 Canada

(403) 265-3221

PROXY STATEMENT

FOR THE 2015 ANNUAL MEETING OF STOCKHOLDERS

June 24, 2015

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We are sending you these proxy materials because the Board of Directors (the “Board”) of Gran Tierra Energy Inc., a Nevada Corporation (“Gran Tierra”) is soliciting your proxy to vote at the 2015 annual meeting of stockholders, including at any adjournments or postponements of the annual meeting.  You are invited to attend the annual meeting to vote on the proposals described in this proxy statement.  However, you do not need to attend the annual meeting to vote your shares.  Instead, if you are a stockholder of record of our common stock, you may simply complete, sign and return the proxy card, or follow the instructions below to submit your proxy over the telephone or through the internet.  See “How do I vote” below for further information on how to vote, including if you hold our common stock through a broker in “street name” or hold exchangeable shares.

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet.  We are sending to our stockholders of record the proxy materials, including this proxy statement and an annual report, or a Notice Regarding the Availability of Proxy Materials (the “Notice”).  We intend that our stockholders who hold their stock in “street name” will receive a Notice from their broker, bank or other agent in which they hold the stock in “street name,” unless they have specified otherwise.  All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials.  Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to mail the proxy materials and Notice on or about May 15, 2015, to all stockholders of record entitled to vote at the annual meeting. We expect that the Notice will be sent to stockholders who hold their stock in “street name” on or about this same date.

Will I receive any other proxy materials by mail?

If you are sent a Notice, you may also be sent a proxy card and a second Notice on or after May 21, 2015.

How do I attend the annual meeting?

The meeting will be held on Wednesday, June 24, 2015, at 3:00 p.m. (Calgary time) at the Calgary Petroleum Club, 319 Fifth Avenue S.W., Calgary, Alberta, Canada.   Directions to the annual meeting may be found at http://www.grantierra.com.  Information on how to vote in person at the annual meeting is discussed below.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on April 28, 2015, will be entitled to vote at the annual meeting.  On this record date, there were 277,210,578 shares of common stock outstanding and entitled to vote, one share of Special A Voting Stock, and one share of Special B Voting Stock.  On the record date, the one share of Special A Voting Stock was entitled to 3,638,889 votes, which equals the number of shares of common stock issuable upon exchange of exchangeable shares of Gran Tierra Goldstrike Inc. that were issued in connection with the transaction between the former stockholders of Gran Tierra Energy Inc., an Alberta corporation (“Gran Tierra Canada”), and Goldstrike, Inc. (the “Goldstrike Exchangeable Shares”).  On the record date, the one share of Special B Voting Stock was entitled to 5,542,534 votes, which equals the number of shares of common stock issuable upon exchange of exchangeable shares of Gran Tierra Exchangeco Inc. that were issued in connection with the transaction between the former stockholders of Solana Resources Limited, an Alberta corporation (“Solana”), and Gran Tierra (the “Solana Exchangeable Shares” and together with the Goldstrike Exchangeable Shares, the “Exchangeable Shares”).

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Stockholders of Record: Shares Registered in Your Name

If on April 28, 2015, your shares were registered directly in your name with Gran Tierra’s transfer agent, Computershare Investor Services, then you are a stockholder of record.  As a stockholder of record, you may vote in person at the annual meeting or vote by proxy.  Whether or not you plan to attend the annual meeting, we urge you to fill out and return the proxy or vote by proxy by telephone or on the internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on April 28, 2015, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice, and/or these proxy materials if you have received them, are being forwarded to you by that organization.  The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting.  As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account.  You are also invited to attend the annual meeting.  However, since you are not the stockholder of record, you may not vote your shares in person at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.

Stockholders Holding Exchangeable Shares

Holders of Goldstrike Exchangeable Shares are receiving these proxy materials which relate solely to the annual meeting of Gran Tierra and are being delivered in accordance with the provisions of the Goldstrike Exchangeable Shares and the Voting Exchange and Support Agreement dated November 10, 2005, (the “Goldstrike Voting Exchange Agreement”) among Goldstrike Inc., 1203647 Alberta Inc., Gran Tierra Goldstrike Inc. and Olympia Trust Company (the “Goldstrike Trustee”).  The Goldstrike Exchangeable Shares are the economic equivalent to the shares of common stock of Gran Tierra.  In accordance with the Goldstrike Voting Exchange Agreement, holders of Goldstrike Exchangeable Shares are entitled to instruct the Goldstrike Trustee as to how to vote their Goldstrike Exchangeable Shares.  The Goldstrike Trustee holds the one outstanding share of our Special A Voting Stock, which is entitled to as many votes as there are outstanding Goldstrike Exchangeable Shares on the record date, and may only vote the one share of Special A Voting Stock as directed by the holders of Goldstrike Exchangeable Shares.  Holders of Goldstrike Exchangeable Shares who do not hold their Goldstrike Exchangeable Shares in their own name are not entitled to instruct the Goldstrike Trustee as to how to exercise voting rights at the annual meeting.  Only holders of Goldstrike Exchangeable Shares whose names appear on the records of Gran Tierra Goldstrike Inc. as the registered holders of Goldstrike Exchangeable Shares are entitled to instruct the Goldstrike Trustee as to how to exercise voting rights in respect of their Goldstrike Exchangeable Shares at the annual meeting.  Holders of Goldstrike Exchangeable Shares may also obtain a proxy from the Goldstrike Trustee to vote their Goldstrike Exchangeable Shares at the annual meeting.  Holders of Goldstrike Exchangeable Shares should follow the instructions sent to them by the Goldstrike Trustee in order to exercise their voting rights.

Holders of Solana Exchangeable Shares are receiving these proxy materials which relate solely to the annual meeting of Gran Tierra and are being delivered in accordance with the provisions of the Solana Exchangeable Shares and the Voting and Exchange Trust Agreement dated November 14, 2008, (the “Solana Voting Exchange Agreement”) among Gran Tierra, Gran Tierra Exchangeco Inc. and Computershare Trust Company of Canada (the “Solana Trustee”). The Solana Exchangeable Shares are the economic equivalent to the shares of common stock of Gran Tierra. In accordance with the Solana Voting Exchange Agreement, holders of Solana Exchangeable Shares are entitled to instruct the Solana Trustee as to how to vote their Solana Exchangeable Shares.  The Solana Trustee holds the one outstanding share of our Special B Voting Stock, which is entitled to as many votes as there are outstanding Solana Exchangeable Shares on the record date, and may only vote the one share of Special B Voting Stock as directed by the holders of Solana Exchangeable Shares.  Holders of Solana Exchangeable Shares who do not hold their Solana Exchangeable Shares in their own name are not entitled to instruct the Solana Trustee as to how to exercise voting rights at the annual meeting.  Only holders of Solana Exchangeable Shares whose names appear on the records of Gran Tierra Exchangeco Inc. as the registered holders of Solana Exchangeable Shares are entitled to instruct the Solana Trustee as to how to exercise voting rights in respect of their Solana Exchangeable Shares at the annual meeting.  Holders of Solana Exchangeable Shares may also obtain a proxy from the Solana Trustee to vote their Solana Exchangeable Shares at the annual meeting.  Holders of Solana Exchangeable Shares should follow the instructions sent to them by the Solana Trustee in order to exercise their voting rights.

If on April 28, 2015, your Exchangeable Shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice, and these proxy materials if you have received them, are being forwarded to you by that organization.  The organization holding your account is considered to be the stockholder of record for purposes of instructing your trustee as to how to vote your Exchangeable Shares.  As a beneficial owner, you have the right to direct your broker or other agent regarding how to instruct your trustee as to how to vote your Exchangeable Shares.

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What am I voting on?

There are three matters scheduled for a vote:

1.	Election of the Board’s eight nominees for director to serve until the next annual meeting and their successors are duly elected and qualified;

2.	Advisory approval of the compensation of Gran Tierra’s named executive officers, as disclosed in this proxy statement in accordance with SEC rules; and

3.	Ratification of the selection by the Audit Committee of the Board of Directors of Deloitte LLP as the independent registered public accounting firm of Gran Tierra for its fiscal year ending December 31, 2015.

What if another matter is properly brought before the annual meeting?

The Board knows of no other matters that will be presented for consideration at the annual meeting.  If any other matters are properly brought before the annual meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

You may either vote “For” or you may “Withhold” your vote for each nominee to the Board you specify.  For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.

The procedures for voting are fairly simple:

Stockholders of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the annual meeting, vote by proxy on the internet or by telephone, or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time.  Whether or not you plan to attend the annual meeting, we urge you to vote by proxy to ensure your vote is counted.  You may still attend the annual meeting and vote in person even if you have already voted by proxy.

➢	To vote in person, come to the annual meeting and we will give you a ballot when you arrive

➢	To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered and return it promptly in the envelope provided. If you return your signed proxy card to us by 11:59 p.m. (EDT) on June 23, 2015, we will vote your shares as you direct.

➢	To vote over the telephone, dial 1-800-652-VOTE (8683) using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice. Your telephone vote must be received by 11:59 p.m. (EDT) on June 23, 2015, to be counted.

➢	To vote on the internet, go to http://www.investorvote.com/GTE to complete an electronic proxy card. You will be asked to provide the company number and control number from the Notice. Your internet vote must be received by 11:59 p.m. (EDT) on June 23, 2015, to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a Notice containing voting instructions, or these proxy materials and an annual report and form of proxy, from that organization rather than from Gran Tierra.  Simply follow the voting instructions you receive from your broker, bank, or other agent to ensure that your vote is counted.  If you have received these proxy materials and voting instructions therein, simply complete and mail the voting instructions to ensure that your vote is counted.  Alternatively, if permitted by your broker or bank, you may vote by telephone or on the internet as instructed by your broker, bank or other agent.  To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other agent.  Follow the instructions from your broker, bank, or other agent included with these proxy materials, or contact your broker, bank, or other agent to request a proxy form.

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Beneficial Owner: Exchangeable Shares

If you are a holder of Goldstrike Exchangeable Shares, you should have received a voting direction form with these proxy materials from the Goldstrike Trustee, which is the holder of the one share of Special A Voting Stock.  Follow the instructions from the Goldstrike Trustee, or contact the Goldstrike Trustee for further information.  Instruments of proxy must be received by Computershare Trust Company of Canada, Attention: Anne Dewaele, Corporate Trust Officer, 600, 530 – 8th Avenue S.W., Calgary, Alberta T2P 3S8, Canada, by 11:59 p.m. (EDT) on June 22, 2015, or not less than 48 hours before the time of any adjournment(s) of the annual meeting.  Follow the directions on the voting direction form, which includes how voting instructions may be sent by facsimile transmission.

If you are a holder of record of Solana Exchangeable Shares, you should have received a voting direction form with these proxy materials from the Solana Trustee, which is the holder of the one share of Special B Voting Stock.  Follow the instructions from the Solana Trustee, or contact the Solana Trustee for further information.  Instruments of proxy must be received by Computershare Trust Company of Canada, Attention: Fallone Omatoko, Corporate Trust Officer, 600, 530 – 8th Avenue S.W., Calgary, Alberta T2P 3S8, Canada by 11:59 p.m. (EDT) on June 22, 2015, or not less than 48 hours before the time of any adjournment(s) of the annual meeting.  Follow the directions on the voting direction form.

If you are a beneficial owner of Exchangeable Shares registered in the name of your broker, bank, or other agent, you should have received a Notice containing voting instructions from that organization rather than from Gran Tierra.  Simply follow the voting instructions in the Notice to ensure that your vote is counted.

We provide telephone and internet proxy voting to allow you to vote your shares, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your telephone or internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of April 28, 2015.  In addition, you have one vote for each Exchangeable Share held as of April 28, 2015, which are represented by the one share of Special A Voting Stock and one share of Special B Voting Stock of Gran Tierra, as applicable.  Holders of Goldstrike Exchangeable Shares should follow the instructions sent to them by the Goldstrike Trustee and holders of Solana Exchangeable Shares should follow the instructions sent to them by the Solana Trustee in order to exercise their respective voting rights.

What if I return a proxy card or otherwise vote but do not make specific choices?

Stockholder of Record; Shares Registered in Your Name

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of all eight nominees for director, “For” the advisory approval of executive compensation, and “For” the ratification of the selection of Deloitte LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2015.  If any other matter is properly presented at the annual meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Beneficial Owner; Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, and you do not provide the broker or other nominee that holds your shares with voting instructions, your broker or other nominee may not vote your shares on any proposal other than Proposal 3 at the Annual Meeting. See “What are ‘broker non-votes’?” below. We encourage you to provide voting instructions to the organization that holds your shares to ensure that your vote is counted on all three proposals.

Holder of Exchangeable Shares

If you are a holder of Exchangeable Shares and you do not return a properly filled out voting election, or if you return a signed and dated voting election without marking voting selections, your shares will not be voted.

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What happens if I do not vote?

Stockholder of Record; Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing your proxy card, by telephone, over the internet or in person at the annual meeting, your shares will not be voted.

Beneficial Owner; Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the New York Stock Exchange (“NYSE”) deems the particular proposal to be a “routine” matter.  Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters.  Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management supported.  Accordingly, your broker or nominee may not vote your shares on Proposals 1 or 2 without your instructions, but may vote your shares on Proposal 3.

Holder of Exchangeable Shares

If you are a holder of Exchangeable Shares and you do not return a properly filled out voting election, or if you return a signed and dated voting election without marking voting selections, your shares will not be voted.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies.  In addition to these proxy materials, our directors and employees and Georgeson Shareholder Services may also solicit proxies in person, by telephone, or by other means of communication.  Directors and employees will not be paid any additional compensation for soliciting proxies, but if Georgeson Shareholder Services solicits proxies it will be paid its customary fee of approximately $9,500.  We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice or more than one set of proxy materials?

If you receive more than one Notice or more than one set of proxy materials, your shares may be registered in more than one name or in different accounts.  Please follow the voting instructions on the Notices or the instructions on the proxy cards in the proxy materials to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record; Shares Registered in Your Name

Yes.  You can revoke your proxy at any time before the final vote at the annual meeting.  If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

➢	You may submit another properly completed proxy card with a later date, or vote again by telephone or on the internet;

➢	You may send a timely written notice that you are revoking your proxy to Gran Tierra’s Corporate Secretary at 200, 150 -13th Avenue S.W., Calgary, Alberta, T2R 0V2, Canada; or

➢	You may attend the annual meeting and vote in person. Simply attending the annual meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted.

Beneficial Owner; Shares Registered in the Name of a Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

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Holder of Exchangeable Shares

If you are a holder of Goldstrike Exchangeable Shares, you should follow the instructions provided by the Goldstrike Trustee with respect to the Goldstrike Exchangeable Shares you hold, and if you are a holder of Solana Exchangeable Shares, you should follow the instructions provided by the Solana Trustee with respect to the Solana Exchangeable Shares you hold.

When are stockholder proposals due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by January 12, 2016, to the Corporate Secretary at 200, 150-13th Avenue S.W., Calgary, Alberta, T2R 0V2, Canada; provided, however, that if our 2016 annual meeting of stockholders is held before May 25, 2016, or after July 24, 2016, then the deadline is a reasonable amount of time prior to the date we begin to print and mail our proxy statement for the 2016 annual meeting of stockholders.  If you wish to submit a proposal that is not to be included in Gran Tierra’s proxy materials next year or to nominate a director next year, you must do so between March 26, 2016, and April 25, 2016, unless our 2016 annual meeting of stockholders is not held between May 25, 2016, and July 24, 2016, in which case notice must be delivered to Gran Tierra not earlier than the 90th day prior to the 2016 annual meeting and not later than the later of the 60th day prior to the 2016 annual meeting or the 10th day following the day on which Gran Tierra makes its first public announcement of the 2016 annual meeting date. You are also advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

How are votes counted?

Votes will be counted by the inspector of election appointed for the annual meeting, who will separately count, for the proposal to elect directors, votes “For,” “Withhold” and broker non-votes; and, with respect to other proposals, votes “For” and “Against,” abstentions and, if applicable, broker non-votes.  Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by the NYSE to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

How many votes are needed to approve each proposal?

➢	Proposal No. 1, the election of directors: the eight nominees receiving the most “For” votes (from the holders of votes of shares present in person or represented by proxy and entitled to vote on the election of directors) will be elected. Only votes “For” will affect the outcome. Votes “Withheld” and broker non-votes will have no effect. Although directors are elected on this basis, our Board has adopted a majority voting policy for directors. This policy states that in an uncontested election, any director nominee who does not receive a greater of number of votes “for” his or her election than votes “withheld” from such election shall immediately tender his or her resignation as a director of Gran Tierra to the Board. The Nominating and Corporate Governance Committee shall consider all factors deemed relevant to the best interests of Gran Tierra by members of the Nominating and Corporate Governance Committee and recommend to the Board the action to be taken. The Board will then determine whether to accept or reject the Nominating and Corporate Governance Committee’s recommendation within 90 days following the election.

➢	Proposal No. 2, the advisory approval of the compensation of Gran Tierra’s named executive officers, as disclosed in this proxy statement in accordance with SEC rules, will be approved if it receives more “For” votes (from the holders of votes of shares present in person or represented by proxy and entitled to vote on this matter) than “Against” votes. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

➢	Proposal No. 3, the ratification of the selection of Deloitte LLP as Gran Tierra’s independent registered public accounting firm for fiscal year ending December 31, 2015, will be approved if it receives more “For” votes (from the holders of votes of shares present in person or represented by proxy and entitled to vote on this matter) than “Against” votes. Abstentions will have the same effect as “Against” votes. We do not expect that there will be any broker non-votes, as this is a routine matter.

6

A quorum of stockholders is necessary to hold a valid meeting.  A quorum will be present if stockholders holding outstanding shares of Gran Tierra’s capital stock representing at least a majority of the total number of votes are present at the annual meeting in person or represented by proxy.  On the record date, there were 286,392,001 votes that could be cast. Those votes were represented by 277,210,578 shares of common stock outstanding and entitled to vote and 9,181,423 shares of common stock issuable upon exchange of the Exchangeable Shares and therefore entitled to vote through the one share of Special A Voting Stock and one share of Special B Voting Stock. Thus, holders of outstanding shares representing at least 143,196,001 votes must be present in person or represented by proxy at the annual meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the annual meeting.  Abstentions and broker non-votes will be counted towards the quorum requirement.  If there is no quorum, the Chairman of the annual meeting or the holders of a majority of shares present at the annual meeting in person or represented by proxy must adjourn the annual meeting to another date.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting.  In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the annual meeting.  If final voting results are not available to us in time to file a Form 8-K within four business days after the annual meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

What proxy materials are available on the internet?

The notice of meeting, proxy statement and annual report to stockholders are available to view at:

http://www.edocumentview/com/GTE

or

on Gran Tierra’s website at: http://www.grantierra.com

See “How Do I Vote?” above for voting instructions.

7

PROPOSAL 1

ELECTION OF DIRECTORS

Gran Tierra’s Board currently consists of eight directors. There are eight nominees for director this year. Each director to be elected and qualified will hold office until the next annual meeting of stockholders and until his successor is elected, or, if sooner, until the director’s death, resignation or removal. Each of the nominees listed below, other than Gary Guidry, Evan Hazell and Brooke Wade, is currently a director of Gran Tierra. Only J. Scott Price was previously elected by the stockholders. All of the other nominees, other than Mr. Hazell, were recommended to be elected to our Board by one of our stockholders, West Face Capital Inc. (“West Face”), and were appointed to our Board and/or are a nominee pursuant to an agreement entered into between Gran Tierra and West Face to settle a proxy contest launched by West Face. Mr. Hazell was recommended for election to our Board by third-party search firm, and also is being appointed pursuant to the agreement entered into between Gran Tierra and West Face to settle a proxy contest launched by West Face. It is Gran Tierra’s policy to invite nominees for directors to attend the annual meeting. All of the directors then in office attended the 2014 Annual Meeting of Stockholders.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. The eight nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the eight nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by Gran Tierra. Each person nominated for election has agreed to serve if elected. Gran Tierra’s management has no reason to believe that any nominee will be unable to serve.

MAJORITY VOTING POLICY

The Board has adopted a majority voting policy applicable to uncontested director elections (i.e., elections where the number of nominees for election as director equals the number of directors to be elected). Under this policy, any nominee for director who does not receive a greater number of votes “for” his or her election than votes “withheld” from such election (a “Majority Withheld Vote”) shall immediately tender his or her resignation as a director to the Board following the meeting at which the director is elected, which will become effective upon acceptance by the Board. The Nominating and Corporate Governance Committee must promptly consider any resignation offer from a director who has received a Majority Withheld Vote and recommend to the Board the action to be taken with respect to such tendered resignation. In considering a tendered resignation, the Nominating and Corporate Governance Committee will consider all factors deemed relevant to the best interests of Gran Tierra by members of the Nominating and Corporate Governance Committee, including, without limitation: (i) any stated reasons why stockholders “withheld” votes from the election of that nominee; (ii) what the Nominating and Corporate Governance Committee believes to be the underlying reasons for the Majority Withheld Vote, including whether these reasons relate to the incumbent director’s performance as a director, whether these reasons relate to the Company or another company or issuer, and whether these reasons are curable and alternatives for effecting any cure; (iii) the percentage of outstanding shares of common stock represented by votes cast and withheld from voting on the election of the subject director; (iv) the length of service and the qualifications of the individual whose resignation has been tendered; (v) such individual’s past and expected future contributions to Gran Tierra; (vi) Gran Tierra’s corporate governance policies; and (vii) the overall composition of the Board (including the current mix of skills and attributes of the Board and also including whether accepting the resignation would cause Gran Tierra to fail to meet any applicable regulatory or stock exchange listing requirements). The Board will then determine whether to accept or reject the Nominating and Corporate Governance Committee’s recommendation within 90 days following the applicable election of directors.

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NOMINEES

The following is a brief biography of each nominee for director, his age on May 11, 2015, and a discussion of the specific experience, qualifications, attributes or skills of each nominee that led the Nominating and Corporate Governance Committee to recommend that person for reelection as a director, as of the date of this proxy statement.

NAME	AGE	POSITIONS HELD WITH GRAN TIERRA
J. Scott Price	52	Lead Independent Director
Gary S. Guidry	59	President, Chief Executive Officer
Peter Dey	74	Director
Evan Hazell	56	(1)
Robert B. Hodgins	64	Director
Ronald Royal	66	Director
David P. Smith	56	Director
Brooke Wade	61	(1)

____________________

(1)	Has not previously held a position with Gran Tierra

J. Scott Price

Mr. Price has served as our lead independent director since February 2015, and as a director since November 14, 2008, when he was designated by Solana to serve on the Board of Gran Tierra pursuant to the Arrangement Agreement, which resulted in Solana’s combination with Gran Tierra.  From October 2006 to November 14, 2008, he was the President and CEO of Solana.  Mr. Price was previously the Founder, President and CEO of Breakaway Energy, Inc., a private international resource company, which was taken over by Solana.  Mr. Price is currently the President and Director of Prospect International Inc. and Chairman of Marsa Energy Inc., a public international oil and gas exploration and production company.  Mr. Price has over 31 years of diverse global oil and gas experience in North and South America, Europe, Africa, Middle East and the former Soviet Union.  He has been a founder, director and/or officer of a number of internationally focused public and private companies including Aventura Energy Inc. and Ocelot International Inc.  Mr. Price holds a Bachelor of Science degree in Chemical Engineering and a Masters of Business Administration both from the University of Calgary. Mr. Price’s 31 years of public and private company experience in the oil and gas industry in both start up and mature organizations in combination with his MBA enhances his business oversight capabilities.

The Nominating and Corporate Governance Committee recommended Mr. Price for reelection because of his demonstrated leadership value and broad experience as CEO of a number of internationally focused oil and gas public companies, including Solana Resources Limited, complemented by his professional certification as a Chemical Engineer.

Gary S. Guidry

Mr. Guidry has been our Chief Executive Officer and President since May 7, 2015. Mr. Guidry was the Chief Executive Officer of Onza Energy Inc. from January 2014, until May 2015. From July 2011 to July 2014, Mr. Guidry served as President and Chief Executive Officer of Caracal Energy Inc. Mr. Guidry also served as President and CEO of Orion Oil & Gas Corp. from October 2009 to July 2011, Tanganyika Oil Corp. from May 2005 to January 2009, and Calpine Natural Gas Trust from October 2003 to February 2005. As chief executive officer of these companies, Mr. Guidry was responsible for overseeing all aspects of the respective company’s business. Mr. Guidry currently sits on the boards of Africa Oil Corp. (since April 2008) and Shamaran Petroleum Corp. (since February 2007), where he also serves as a member of each company’s Audit Committee. From September 2010 to October 2011, Mr. Guidry also served on the Board of Zodiac Exploration Corp., and from October 2009 to March 2014, he served on the board of TransGlobe Energy Corp. Prior to these positions, Mr. Guidry served as Senior Vice President and subsequently President of Alberta Energy Company International, and President and General Manager of Canadian Occidental Petroleum’s Nigerian operations. Mr. Guidry has directed exploration and production operations in Yemen, Syria and Egypt and has worked for oil and gas companies around the world in the U.S., Colombia, Ecuador, Venezuela, Argentina and Oman. Mr. Guidry is an Alberta-registered professional engineer (P. Eng.) and holds a B.Sc. in petroleum engineering from Texas A&M University.

The Nominating and Corporate Governance Committee believes that Mr. Guidry’s extensive experience in the oil and gas industry will allow him to bring valuable industry experience to the Board. The Nominating and Corporate Governance Committee also believes that the Board will benefit from Mr. Guidry’s expertise in international operations and internal controls and procedures for financial reporting with respect to both private and public companies, which he has developed through his experience as a senior executive at several publicly traded companies.

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Peter Dey

Mr. Dey has been a member of our Board since May 7, 2015. Mr. Dey has been the Chairman of Paradigm Capital Inc., an investment dealer, since November 2005. He has been a director of Goldcorp Inc. (listed on the TSX and NYSE) since June 2006, a director of Granite REIT Inc. (listed on the NYSE) since 2011, and is currently a director of the Massachusetts Museum of Contemporary Art. He was a director of Caracal Energy Inc. from March 2013 until its sale in July 2014, a director of Enablence Technologies Inc. from October 2011 to October 2013 and a director of Coventree Inc. from April 2008 to February 2012. Mr. Dey was a Partner of the Toronto law firm Osler, Hoskin & Harcourt LLP, where he specialized in corporate board issues and mergers and acquisitions, from 2001 to 2005, and prior to that from 1985 to 1994 and from 1973 to 1983. From 1994 to 2001, Mr. Dey was Chairman of Morgan Stanley Canada Limited. From 1993 to 1995, Mr. Dey chaired The Toronto Stock Exchange Committee on Corporate Governance in Canada that released the December 1994 report entitled “Where Were the Directors?”, known as the Dey Report. Mr. Dey has also served as Chairman of the Ontario Securities Commission and was Canada’s representative to the OECD Task Force that developed the OECD Principles of Corporate Governance released in May of 1999. Mr. Dey attended Queen’s University, where he earned his Bachelor of Science in 1963 and Dalhousie University, where he earned his Bachelor of Laws degree in 1966. He received his Master of Laws degree from Harvard University in 1967.

The Nominating and Corporate Governance Committee believes that Mr. Dey’s more than 40 years of experience dealing with issues of corporate governance ranging from serving on public boards to private practice as a lawyer will provide significant value to Gran Tierra.

Evan Hazell

Mr. Hazell has been involved in the global oil and gas industry for over 30 years, initially as  a petroleum engineer and then as an investment  banker.  At present, he serves as a Director of Oryx Petroleum and Kaisen Energy Corp, as well as non-profit and community organizations Calgary Opera, CAWST, CMLC and Calgary YMCA.  From 1998 to 2011, Mr. Hazell acted as a managing director at several financial institutions including HSBC Global Investment Bank and RBC Capital Markets. Mr. Hazell holds a Bachelor of Applied Science degree from Queen's University, a Master of Engineering degree from the University of Calgary, and a Master of Business Administration degree from the University of Michigan, and is licensed as a Professional Engineer in Alberta.  He resides in Calgary.

The Nominating and Corporate Governance Committee recommended Mr. Hazell for election because of his extensive experience in the global energy industry as well as in the financial sector, both of which will be of significant benefit to Gran Tierra.

Robert B. Hodgins

Mr. Hodgins has been a member of our Board since May 7, 2015. Mr. Hodgins held the position of Chairman of the Board of Caracal Energy Inc. until it was purchased in July 2014 for CDN$1.8 billion. He is a Chartered Accountant, investor and director with over 30 years of oil and gas industry experience. From 2002 to 2004, Mr. Hodgins was the Chief Financial Officer of Pengrowth Energy Trust of Calgary. Previously, he held positions as Vice-President and Treasurer of Canadian Pacific Limited and Chief Financial Officer of TransCanada PipeLines Limited, both of Calgary. Mr. Hodgins is currently a director of, and serves as Chairman of the Audit Committee for, several public Calgary-based companies including AltaGas Ltd. (formerly Altagas General Partner Inc.), having joined in March 2005, MEG Energy Corp., from September 2010, Enerplus Corporation (listed on the TSX and NYSE, formerly Enerplus Resource Fund), from November 2007, Kicking Horse Energy Inc., from April 2012, and StonePoint Energy Inc., from October 2014. He has also served as a director and Chairman of the Audit Committee of the following companies: Orion Oil & Gas Corporation from January 2010 to July 2011; Cub Energy Inc. from July 2012 to March 2015; MGM Energy Corp. from January 2007 to June 2014; Santonia Energy Inc. from June 2005 to March 2014; Lateral Capital Corp. from October 2012 to August 2013; Skope Energy Inc. from October 2010 to February 2013; and Enerflex Ltd. from July 2004 to January 2010. Mr. Hodgins graduated with a Bachelor of Arts in Business from the Richard Ivey School of Business at the University of Western Ontario in 1975, received a Chartered Accountant designation and was admitted as a member of the Institute of Chartered Accountants of Ontario in 1977 and Alberta in 1991.

The Nominating and Corporate Governance Committee believes Mr. Hodgins’ 30-plus years in the oil and gas industry as an executive and director will allow him to bring valuable industry experience to the Board. Mr. Hodgins substantial executive experience in senior financial roles with several Canadian companies and strong reputation in the Canadian business community will provide significant value to Gran Tierra.

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Ronald Royal

Mr. Royal has been a member of our Board since May 7, 2015. Mr. Royal is a private businessman and currently serves on the Board of two public companies, Valeura Energy Inc. since March 2010 and Oando Energy Resources Inc. since April 2015. Mr. Royal is a professional engineer with over 35 years of experience with Imperial Oil Ltd. and ExxonMobil’s international upstream affiliates. From 2011 to 2014, he served on the Board of Caracal Energy Inc., and prior to 2010, several other boards of private oil companies. Prior to retiring in 2007, Mr. Royal was President and Production Manager of Esso Exploration and Production Chad Inc. and resided in N’Djamena, Chad from 2002 to 2007. In 2003, he was awarded the title “Chevalier de l’Ordre National du Chad” for his contribution to the economic development of Chad. Mr. Royal received his Bachelor of Applied Science from the University of British Columbia in 1972 and completed the Executive Development Program at Cornell University in 1986. He has been a member of the Association of the Professional Engineers, Geologists and Geophysicists of Alberta since 1972.

The Nominating and Corporate Governance Committee believes that Mr. Royal’s extensive international experience in the oil and gas industry will be a valuable asset to the Board.

David P. Smith

Mr. Smith has been a member of our Board since May 7, 2015. Mr. Smith is Chairman of the Board of Directors of Superior Plus Corp., a diversified public company with interests in energy distribution, chemicals and construction products distribution. He previously served as a director of Xinergy Ltd. from December 2010 to February 2013, and of Jannock Properties Ltd. from 2000 to January 2011. From March 2004 to August 2015, Mr. Smith served as Chair of the Audit Committee of Superior Plus Corp. Previously, he was Managing Partner of Enterprise Capital Management Inc. Mr. Smith has extensive experience in the investment banking, investment research and management industry. His areas of expertise include investment research, mergers & acquisitions, project finance, privatization and corporate finance. Mr. Smith graduated with honors from the University of Western Ontario with a degree in Business Administration in 1981. He is a Chartered Financial Analyst.

The Nominating and Corporate Governance Committee believes Mr. Smith’s extensive experience as a director and deep investment knowledge background will provide significant value to Gran Tierra.

Brooke Wade

Mr. Wade is the President of Wade Capital Corporation, a private investment company. From 1994 until the sale of the company it was sold in 2005, Mr. Wade was the co-founder and Chairman and Chief Executive Officer of Acetex Corporation, a publicly traded chemical company specializing in acetyls, specialty polymers, and films. Prior to founding Acetex Corporation, Mr. Wade was founding President and Chief Executive Officer of Methanex Corporation, a company created by a plan of growth through acquisitions to become what is known today as the world’s largest methanol producer. Mr. Wade currently serves on the boards of Novinium, Inc. and IAC Acoustics Limited. He was also a director of the Caracal Energy Inc. board from September 2011 until it was purchased in July 2014. Mr. Wade is a member of the Advisory Board of Network Capital Management Inc., the World Presidents’ Organization, the Chief Executives Organization, and the Dean's Advisory Council of the Harvard Kennedy School. Mr. Wade earned a Bachelor of Commerce Degree from the University of Calgary in 1974 and received his Chartered Accountant designation in 1977. In 2012, Mr. Wade became a Fellow of the Institute of Chartered Accountants of British Columbia.

The Nominating and Corporate Governance Committee believes Mr. Wade’s extensive executive experience will provide the Board with strong leadership and decision-making capabilities.

The Board Of Directors Recommends

A Vote In Favor Of Each Named Nominee.

OTHER INFORMATION

Jeffrey J. Scott, one of our directors who is not standing for reelection at this annual meeting of stockholders, entered into a settlement agreement with the Alberta Securities Commission (“ASC”) on February 6, 2009, with respect to allegations that Mr. Scott, along with certain other directors of High Plains Energy Inc. (“High Plains”) acted contrary to the public interest in connection with their inadequate rectification of incorrect production information disclosed to the public in press releases issued by High Plains between July 2005 and January 2006. Mr. Scott admitted that he had acted contrary to the public interest by failing to: (i) disclose High Plains’ actual production for the period of July to November 2005, with comparative references to the untrue figures disclosed for those months in the press releases disseminated during that period; (ii) compare the actual production rates for December 2005 and January 2006 with the untrue figures disclosed in the press releases for those months; and (iii) ensure that High Plains disclosed in a timely manner that the accuracy of its earlier disclosures of the monthly production was questionable and under review by High Plains. Mr. Scott and each of the other respondents to the settlement agreement were ordered to pay $25,000 to the ASC of which $5,000 was a payment towards investigation costs. The ASC noted in the settlement agreement that Mr. Scott and the other directors were provided with false information by management of High Plains with respect to production levels, and thus had no knowledge of the untrue statements in certain press releases issued by management in late 2005, until January 30, 2006, at the earliest. The ASC also noted that each of the subject directors, upon being made aware of the potential problem with High Plains’ reported production, made substantial efforts and committed significant amount of time in a good faith effort to resolving the problems and determining High Plains’ actual production and noted that none of the subject directors had been previously sanctioned by the ASC, and each cooperated fully with staff in its investigation.

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As a result of the above, the TSX Venture Exchange (“TSXV”) and the Toronto Stock Exchange (“TSX”) conducted their own reviews as to Mr. Scott’s acceptability to serve as a director or officer of any respective exchange-listed issuer. They determined that Mr. Scott must obtain written approval prior to occupying such post and the TSXV determined that he should complete a half-day workshop “Simplifying Timely Disclosures,” which he successfully completed on April 26, 2010, and further that any TSXV-listed company on whose board he sits implement a written disclosure policy.

Except as described above, our above-listed directors have neither been convicted in any criminal proceeding during the past ten years nor been parties to any judicial or administrative proceeding during the past ten years that resulted in a judgment, decree or final order enjoining them from future violations of, or prohibiting activities subject to, federal or state securities laws or a finding of any violation of federal or state securities law or commodities law.  Similarly, no bankruptcy petitions have been filed by or against any business or property of any of our directors or officers, nor has any bankruptcy petition been filed against a partnership or business association in which these persons were general partners or executive officers.

INDEPENDENCE OF THE BOARD OF DIRECTORS

Gran Tierra follows the listing standards of the NYSE MKT. As required under the NYSE MKT listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors.  The Board consults with Gran Tierra’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in the NYSE MKT listing standards, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his family members, and Gran Tierra, its senior management and its independent auditors, the Board has affirmatively determined that each of our directors and nominees for director, other than Mr. Guidry and Mr. Scott are independent directors within the meaning of the applicable NYSE MKT listing standards.  In making this determination, the Board found that none of these directors or nominees for director had a material or other disqualifying relationship with Gran Tierra.  Mr. Guidry, Gran Tierra’s President and Chief Executive Officer, is not an independent director by virtue of his employment with Gran Tierra. Mr. Scott, Gran Tierra’s Chairman of the Board until this annual meeting, was not an independent director by virtue of his employment with Gran Tierra as our Executive Chairman of the Board from February 2015 to May 2015.

BOARD LEADERSHIP STRUCTURE

Jeffrey Scott has been our Chairman of the Board, and served as our Executive Chairman of the Board from February 2015 to May 2015. Scott Price serves as our Board’s lead independent director. The Board appointed Mr. Price as the lead independent director to reinforce the independence of the Board as a whole for purposes of calling and conducting meetings of the Board. The Board believes that the lead independent director helps ensure the effective independent functioning of the Board in its oversight responsibilities. The lead independent director is empowered to, among other things, with the Executive Chairman of the Board of Directors, establish the agenda for regular Board meetings and serve as chairman of Board of Directors meetings in the absence of the Executive Chairman of the Board of Directors; establish the agenda for meetings of the independent directors; preside over meetings of the independent directors; preside over any portions of meetings of the Board of Directors at which the evaluation or compensation of the Executive Chairman of the Board is presented or discussed; preside over any portions of meetings of the Board of Directors at which the performance of the Board of Directors is presented or discussed; and coordinate the activities of the other independent directors and  perform such other duties as may be established or delegated by the Board of Directors. Currently, meetings of the Board are generally chaired by Mr. Scott, the Chairman of the Board. The Board has determined that this leadership structure has been an appropriate structure for Gran Tierra because of the added experience and leadership provided to Gran Tierra from having Mr. Scott perform the Chairman and certain executive officer functions, and the retention of an independent director to act in the capacity of an independent chairman (the lead independent director) when needed.

Mr. Scott is not standing for reelection to the Board. The Board of Directors has not yet appointed a director to serve as Chairman of the Board subsequent to the annual meeting and, therefore, Mr. Price, as lead independent director, will be performing in that role as described above.

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ROLE OF THE BOARD IN RISK OVERSIGHT

Gran Tierra’s management is responsible for assessing the risks facing Gran Tierra and evaluating such risks, and the Board provides an oversight role with respect to risk management.  At the direction of the Board, at each quarterly meeting of the Board, management makes a presentation to the Board regarding the higher level risks facing Gran Tierra, as well as the actions being taken to ameliorate these risks.  The Board then gives direction and guidance to management as to the risks presented and the actions proposed, and reassesses at the next quarterly meeting of the Board.

MEETINGS OF THE BOARD OF DIRECTORS

The Board met twenty-two times during the last fiscal year as an entire board.  Each Board member attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he served, held during the last fiscal year for which he was a director or committee member.  As required under the NYSE MKT listing standards, in fiscal 2014, Gran Tierra’s independent directors met in regularly scheduled executive sessions at which only independent directors were present.

INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS

The Board has four standing committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, and a Reserves Committee.  The following table provides membership and meeting information for fiscal year 2014 for each committee of the Board:

Name	Audit	Compensation	Nominating and Corporate Governance	Reserves
Dana Coffield(1)				X
Jeffrey Scott(4)	X
Verne Johnson(2)	X	X		X
Scott Price		X*	X	X*
Nicholas Kirton(4)	X*		X
Gerald Macey(4)	X(3)	X	X*	X
Total Meetings in fiscal year 2014	5	3	3	3

*	Committee Chairperson
(1)	Mr. Coffield was a director and our chief executive officer and president until February 2, 2015.
(2)	Mr. Johnson resigned as a member of Board on August 18, 2014, and at that time ceased to be a member of any committees of the Board.
(3)	Mr. Macey joined the Audit Committee on August 18, 2014, when Mr. Johnson ceased to be a member of the Audit Committee.
(4)	Each of Messrs. Scott, Kirton and Macey will cease to be a member of Board following the annual meeting. At the time of the printing of this proxy, the Board of Directors had not determined what the membership of the committees will be following the annual meeting.

Below is a description of each committee of the Board. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board has determined that each member of each committee meets the applicable NYSE MKT rules and regulations regarding “independence” and that each member is free of any relationship that would impair his individual exercise of independent judgment with regard to Gran Tierra.

Audit Committee

The Audit Committee of the Board was established by the Board in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to oversee Gran Tierra’s corporate accounting and financial reporting processes and audits of its financial statements.  For this purpose, the Audit Committee performs several functions. The Audit Committee reviews our financial reports and other financial information disclosed to the public, the government and various regulatory bodies, our system of internal accounting, our financial controls, and the annual independent audit of our financial statements. The Audit Committee evaluates the performance of and assesses the qualifications of the independent auditors; determines and approves the engagement of the independent auditors; determines whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors; reviews and approves the retention of the independent auditors to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent auditors on Gran Tierra’s audit engagement team as required by law; reviews and approves or rejects transactions between Gran Tierra and any related persons; confers with management and the independent auditors regarding the effectiveness of internal controls over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by Gran Tierra regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and meets to review Gran Tierra’s annual audited financial statements and quarterly financial statements with management and the independent auditors, including a review of Gran Tierra’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

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The Audit Committee is currently composed of three directors: Messrs. Kirton, Macey and Price. Scott Price was appointed a member of the Audit Committee on February 2, 2015. Verne Johnson was a member of the Audit Committee until his resignation effective August 18, 2014. Jeffrey Scott was a member of the Audit Committee until February 2, 2015. The Audit Committee met five times during the fiscal year.  The Audit Committee has a written charter that is available to stockholders on Gran Tierra’s website at http://www.grantierra.com.

The Board reviews the NYSE MKT listing standards definition of independence for Audit Committee members and has determined that all members of Gran Tierra’s Audit Committee are independent (as independence is currently established in Rule 803(a)(2) of the NYSE MKT listing standards).  Additionally, each Audit Committee member has met the criteria for audit committee independence set forth in Rule 10A-3 promulgated pursuant to the Exchange Act.  The Board has determined that Mr. Kirton, an independent director, qualifies as an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K promulgated by the SEC, based on his past experience as a former KPMG partner.  In addition to Gran Tierra’s Audit Committee, Mr. Kirton also serves on the Audit Committee of Essential Energy Services Ltd.  The Board has determined that these simultaneous services do not impair Mr. Kirton’s ability to effectively serve on Gran Tierra’s Audit Committee.

Report of the Audit Committee of the Board of Directors*

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2014, with management of Gran Tierra.  The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”).  The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board that the audited financial statements be included in Gran Tierra’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

Nicholas Kirton, Chair

Gerald Macey

Scott Price

*	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of Gran Tierra under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

The Compensation Committee is currently composed of two directors: Messrs. Macey and Price. Verne Johnson was the chair of the Compensation Committee until his resignation effective August 18, 2014. Both members of Gran Tierra’s Compensation Committee are independent (as independence is currently defined in Rule 803(a)(2) of the NYSE MKT listing standards).  The Compensation Committee met three times during 2014.  The Compensation Committee has a written charter that is available to stockholders on Gran Tierra’s website at http://www.grantierra.com.

The Compensation Committee of the Board acts on behalf of the Board to review, recommend for adoption and oversee Gran Tierra’s compensation strategy, policies, plans and programs, including:

•	establishment of corporate and individual performance objectives relevant to the compensation of Gran Tierra’s executive officers, directors, and other senior management, as appropriate, and evaluating performance in light of these stated objectives;

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•	establishment of policies with respect to equity compensation arrangements;

•	review and approval of the compensation and other terms of employment or service, including severance and change-in-control arrangements, of Gran Tierra’s Chief Executive Officer and the other executive officers; and

•	administration of Gran Tierra’s equity compensation plans, pension and profit-sharing plans, deferred compensation plans and other similar plan and programs.

Each year, the Compensation Committee reviews with management Gran Tierra’s Compensation Discussion and Analysis and considers whether to recommend that it be included in proxy statements and other filings.

Compensation Committee Processes and Procedures

Typically, the Compensation Committee meets at least once annually and with greater frequency if necessary.  The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the Chief Executive Officer.  However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings.  The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives.  The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of Gran Tierra.  In addition, under the charter, the Compensation Committee has the authority to obtain, at the expense of Gran Tierra, advice and assistance from internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties.  The Compensation Committee has direct responsibility for the oversight of the work of any advisers engaged for the purpose of advising the Compensation Committee.  In particular, the Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.  Under its charter, the Compensation Committee may select, and receive advice from, a compensation consultant, legal counsel or other adviser to the Compensation Committee, other than in-house counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and NYSE MKT that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.

After taking into consideration the six factors prescribed by the SEC and NYSE MKT described above, the Compensation Committee retained the services of Lane Caputo Compensation Inc. (the “Compensation Consultant”) as its executive compensation consultant pursuant to a written agreement.  The Compensation Consultant reports directly to the Compensation Committee and the Compensation Committee may replace the Compensation Consultant or hire additional consultants at any time.  A representative of the Compensation Consultant attends meetings of the Compensation Committee, as requested, and communicates with the Compensation Committee Chair between meetings; however, the Compensation Committee makes all decisions and recommendations to the Board.  The Compensation Consultant maintains a group of benchmark peers that the Compensation Committee finds relevant for comparison purposes.  Services performed by the Compensation Consultant are pre-approved by the Compensation Committee and any additional work to be performed, including at the request of management, must be pre-approved by the Chair of the Compensation Committee.

Under its charter, the Compensation Committee may form, and delegate authority to, subcommittees, as appropriate.  In 2014, the Compensation Committee did not form any subcommittees.

New performance objectives are generally established at one or more meetings held during the first quarter of the year.  Generally, the Compensation Committee’s process comprises two related elements: the recommendation of compensation levels; and the establishment of performance objectives for the current year.  In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines any adjustments to his compensation as well as awards to be granted.  For all executives and directors, as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels, current company-wide compensation levels, and independent compensation surveys for the petroleum industry in Canada for peer groupings within the industry.

THE SPECIFIC DETERMINATIONS OF THE COMPENSATION COMMITTEE WITH RESPECT TO EXECUTIVE COMPENSATION FOR FISCAL 2014 ARE DESCRIBED IN GREATER DETAIL IN THE COMPENSATION DISCUSSION AND ANALYSIS SECTION OF THIS PROXY STATEMENT.

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Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board is responsible for identifying, reviewing and evaluating candidates to serve as directors of Gran Tierra (consistent with criteria approved by the Board), reviewing and evaluating incumbent directors, recommending to the Board for selection candidates for election to the Board, making recommendations to the Board regarding corporate governance issues, assessing the performance of the Board and management, and developing a set of corporate governance principles for Gran Tierra.

The Nominating and Corporate Governance Committee is currently composed of three directors: Messrs. Macey, Kirton and Price. All members of the Nominating and Corporate Governance Committee are independent (as independence is currently defined in Rule 803(a)(2) of the NYSE MKT listing standards).  The Nominating and Corporate Governance Committee met three times during the fiscal year.  The Nominating and Corporate Governance Committee has a written charter that is available to stockholders on Gran Tierra’s website at http://www.grantierra.com.

The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements and having the highest personal integrity and ethics.  The Nominating and Corporate Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of Gran Tierra, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of Gran Tierra’s stockholders.  However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time.  Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of Gran Tierra and the long-term interests of stockholders.  In conducting this assessment, the Nominating and Corporate Governance Committee considers diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and Gran Tierra, to maintain a balance of knowledge, experience and capability.  In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall service to Gran Tierra during their terms, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair the directors’ independence.  In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for NYSE MKT purposes, which determination is based upon applicable NYSE MKT listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary.  The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board.  The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.  In fiscal 2014, neither the Nominating and Corporate Governance Committee nor the Board paid any fees to any third party to assist in the process of identifying or evaluating director candidates.

The Nominating and Corporate Governance Committee does not have a formal policy regarding diversity in identifying nominees for director.  However, in assessing a potential nominee, the Nomination and Corporate Governance Committee considers the professional experience, education, skills and viewpoints of the nominee and how those factors will contribute to expanding the collective knowledge and experience of the Board.  The Nominating and Corporate Governance Committee considers that, while nominees should present a good fit with the existing Board in terms of their ability to work together to create stockholder value in a constructive way, diversity in opinion and viewpoint contribute to the overall success of the Board and Gran Tierra as a whole.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders.  The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder.  Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee at the following address:  Gran Tierra Energy Inc., 200, 150-13th Avenue S.W., Calgary, Alberta T2R 0V2, Canada, Attention: Director Nominations.  This written recommendation must be delivered at least 120 days prior to the anniversary of the mailing of Gran Tierra’s proxy statement for the last annual meeting of stockholders.  Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record holder of Gran Tierra’s stock.  Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

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Reserves Committee

The primary purpose of the Reserves Committee is to act on behalf of the Board in fulfilling the Board’s oversight responsibilities with respect to evaluating and reporting on Gran Tierra’s oil and gas reserves.

The Reserves Committee oversees Gran Tierra’s (1) annual review of its oil and gas reserves, (2) procedures for evaluating and reporting its oil and gas producing activities, and (3) compliance with applicable regulatory and securities laws relating to the preparation and disclosure of information with respect to its oil and gas reserves.  The Reserves Committee also consults with the Audit Committee on matters relating to Gran Tierra’s oil and gas reserves which impact Gran Tierra’s financial statements.  The Reserves Committee is composed of two directors: Messrs. Price and Macey. Verne Johnson was a member of the Reserves Committee until his resignation effective August 18, 2014. Dana Coffield was a member of the Reserves Committee until he ceased to be a director of Gran Tierra effective February 2, 2015. Both members of the Reserves Committee are independent (as independence is currently defined in Rule 803(a)(2) of the NYSE MKT listing standards).  The Reserves Committee met three times during fiscal 2014.  The Reserves Committee has a written charter that is available on Gran Tierra’s website at http://www.grantierra.com.

VOTING STANDARD FOR ELECTION OF DIRECTORS

The rules of the TSX, which became effective December 31, 2012, require a listed issuer to disclose in the materials sent to its stockholders for a meeting at which directors are to be elected, whether or not it has adopted a majority voting policy and, if not, to explain why it has not adopted such a policy in its meeting materials. A majority voting policy generally requires that a director tender his or her resignation if the director receives more “withheld” votes than “for” votes at any meeting where stockholders vote on the uncontested election of directors. The Board considered whether to adopt a majority voting policy and, in February 2015, adopted a majority voting policy, which is described under “Majority Voting Policy” at the beginning of Proposal 1, above.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The Board has adopted a formal process by which stockholders and other interested persons may communicate with the Board or any of its directors.  This information is available on Gran Tierra’s website at http://www.grantierra.com.

CODE OF ETHICS

Gran Tierra has adopted the Gran Tierra Code of Business Conduct and Ethics that applies to all officers, directors and employees.  The Code of Business Conduct and Ethics is available on Gran Tierra’s website at http://www.grantierra.com.  If Gran Tierra makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code of Business Conduct and Ethics to any executive officer or director, Gran Tierra will promptly disclose the nature of the amendment or waiver on its website.

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PROPOSAL 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act  (the “Dodd-Frank Act”), and Section 14A of the Exchange Act, Gran Tierra’s stockholders are entitled to vote to approve, on an advisory basis, the compensation of Gran Tierra’s named executive officers as disclosed in this proxy statement in accordance with SEC rules.  At the 2011 annual meeting of stockholders, the stockholders indicated their preference that Gran Tierra solicit a non-binding advisory vote on the compensation of the named executive officers every one year.  This vote is not intended to address any specific item of compensation, but rather the overall compensation of Gran Tierra’s named executive officers and the philosophy, policies and practices described in this proxy statement.

The compensation of Gran Tierra’s named executive officers subject to the vote is disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related narrative disclosure contained in this proxy statement.  As discussed in those disclosures, Gran Tierra believes that its compensation policies and decisions are focused on pay-for-performance principles and strongly aligned with our stockholders’ interests, consistent with current market practices.  Compensation of Gran Tierra’s named executive officers is designed to enable Gran Tierra to attract and retain talented and experienced executives to lead Gran Tierra successfully in a competitive environment.

Accordingly, the Board is asking the stockholders to indicate their support for the compensation of Gran Tierra’s named executive officers as described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to Gran Tierra’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion in this proxy statement, is hereby APPROVED.”

Because the vote is advisory, it is not binding on the Board or Gran Tierra. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Advisory approval of this proposal requires the vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 2.

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PROPOSAL 3

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee of the Board has selected Deloitte LLP as Gran Tierra’s independent registered public accounting firm for the fiscal year ending December 31, 2015, and has further directed that management submit the selection of independent registered public accounting firm for ratification by the stockholders at the annual meeting.  Deloitte LLP has audited Gran Tierra’s financial statements since its inception in 2005.  Representatives of Deloitte LLP are expected to be present at the annual meeting.  They will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

Neither Gran Tierra’s Bylaws nor other governing documents or law require stockholder ratification of the selection of Deloitte LLP as Gran Tierra’s independent registered public accounting firm.  However, the Audit Committee of the Board is submitting the selection of Deloitte LLP to the stockholders for ratification as a matter of good corporate practice.  If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm.  Even if the selection is ratified, the Audit Committee of the Board is in the process of requesting proposals from different accounting firms and, in its discretion, may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of Gran Tierra and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the annual meeting will be required to ratify the selection of Deloitte LLP.  Abstentions and broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Set forth below is a summary of fees paid to Deloitte LLP, our independent registered chartered accountants, for services in the fiscal periods ended December 31, 2014, and December 31, 2013.  In determining the independence of Deloitte LLP, the Audit Committee considered whether the provision of non-audit services is compatible with maintaining Deloitte LLP’s independence.

	Fiscal Year Ended
	2014	2013
Audit Fees	$1,438,964	$1,561,745
Audit-related Fees	–	–
Tax Fees	–	–
All Other Fees	310,234	35,110
Total Fees	$1,749,498	$1,596,855

Audit Fees

The total audit fees and reimbursement of expenses paid to Deloitte LLP were for audits, reviews of the quarterly financial statements, and the preparation of consents.

All Other Fees

Other fees in 2014 included audit support for the sale of our Argentina business unit, IFRS support for Peru and Colombia and regulatory filing support for Colombia. Other fees in 2013 included projects for information technology security, and advisory work and assessments on privileged access.

All fees described above were approved by the Audit Committee.

PRE-APPROVAL POLICIES AND PROCEDURES

Our Audit Committee is responsible for the engagement of the independent auditors and for approving, in advance, all auditing services and permitted non-audit services to be provided by the independent auditors. The Audit Committee maintains a policy for the engagement of independent auditors that is intended to maintain the independence from Gran Tierra of the independent auditors. In adopting this policy, our Audit Committee considered the various services that independent auditors have historically performed or may be needed to perform in the future for Gran Tierra. Under this policy:

•	the Audit Committee approves the performance by the independent auditors of auditing or permitted non-audit services, subject to restrictions in certain cases, based on the Audit Committee’s determination that this would not be likely to impair the independence of the independent auditors from Gran Tierra;

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•	Gran Tierra’s management must obtain the specific prior approval of our Audit Committee for each engagement of the independent auditors to perform any auditing or permitted non-audit services; and

•	the performance by the independent auditors of certain types of services (bookkeeping or other services related to the accounting records or financial statements of Gran Tierra; financial information systems design and implementation; appraisal or valuation services, fairness opinions or contribution-in-kind reports; actuarial services; internal audit outsourcing services; management functions or human resources; broker or dealer, or investment adviser or investment banking services; legal services and expert services unrelated to the audit; and any other service that the applicable federal oversight regulatory authority determines, by regulation, is impermissible) is prohibited due to the likelihood that their independence would be impaired.

In its review of all non-audit service fees, our Audit Committee considers, among other things, the possible effect of these services on the independence of our independent auditors. Relevant considerations include, but are not limited to, whether the services are prohibited pursuant to SEC rules, whether the auditors are best positioned to provide the services, and the percentage of total services the non-audit services will comprise.

Any approval required under this policy must be given by our Audit Committee or by the chairperson of the Audit Committee in office at the time, provided that any pre-approval decisions made by the chairperson must be reported to the Audit Committee at its next scheduled meeting. Gran Tierra’s Audit Committee will not delegate its responsibilities to approve services performed by the independent auditors to any member of management.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 3.

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SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of Gran Tierra’s common stock by (1) each director and nominee for director; (2) each of the executive officers named in the Summary Compensation Table, (3) each person known by Gran Tierra to beneficially own more than 5% of the outstanding shares of Gran Tierra’s common stock and (4) all of Gran Tierra’s executive officers and directors as a group. All ownership percentage calculations below assume that all Exchangeable Shares have been converted on a one-for-one basis into corresponding shares of our common stock, as such shares vote together with our common stock on all matters as if shares of our common stock.

Name of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership		Percentage of Class
Dana Coffield (2)	2,983,405		1.04%
David Hardy (3)	487,860		*
Duncan Nightingale (4)	371,667		*
Shane O’Leary (5)	0		*
James Rozon (6)	420,000		*
Carlos Monges (7)	208,156		*
Jeffrey Scott (8)	3,563,860		1.24%
Nicholas G. Kirton (9)	579,894		*
Gerald Macey (10)	243,333		*
J. Scott Price (11)	3,544,413		1.24%
Gary S. Guidry (12)(16)	0	(12)(16)	-	(12)(16)
Peter Dey	0		-
Robert B. Hodgins	0		-
Ronald Royal	0		-
David P. Smith	0		-
Brooke Wade	0		-
Evan Hazell	0		-
Blackrock, Inc. (13)	19,662,150		6.87%
Entities affiliated with Massachusetts Financial Services Co (14)	19,986,968		6.98%
Entities affiliated with Amber Capital Management LP (15)	15,780,536		5.51%
Entities affiliated with West Face Capital Inc. (16)	27,000,000		9.43%

Directors and executive officers as a group (total of 9 persons) (17)	9,487,950		3.27%

*	Less than 1%.

(1)	Except as otherwise set forth in this footnote, beneficial ownership is as of February 28, 2015. Beneficial ownership is calculated based on 286,192,096 shares of common stock issued and outstanding as of February 28, 2015, which, for purposes of this table includes 9,197,407 Exchangeable Shares issued and outstanding as of February 28, 2015, as such shares are immediately exchangeable for shares of our common stock and vote together with our common stock on all matters as if shares of our common stock. The number of shares beneficially owned by a person also includes shares of common stock underlying options or warrants held by that person that are currently exercisable or exercisable within 60 days of February 28, 2015. The shares issuable pursuant to the exercise of those options or warrants are deemed outstanding for computing the percentage ownership of the person holding those options and warrants but are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Unless otherwise indicated, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite that person’s name, subject to community property laws, where applicable. The beneficial ownership by Blackrock, Inc. and entities affiliated with Massachusetts Financial Services Co is as of December 31, 2014, the beneficial ownership by entities affiliated with Amber Capital Management LP is as of March 6, 2015, and the beneficial ownership of entities affiliated with West Face Capital Inc. is as of May 11, 2015; percentage beneficial ownership for each of these are calculated based on the number of shares outstanding as of February 28, 2015, as described above.

(2)	On February 2, 2015, Mr. Coffield ceased to be an employee or officer of Gran Tierra. Includes shares issuable upon exercise of options to acquire 1,095,833 shares of common stock exercisable within 60 days of February 28, 2015, and 1,689,683 shares issuable upon exchange of Exchangeable Shares.

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(3)	Consists of 433,333 shares issuable upon exercise of options to acquire shares of common stock exercisable within 60 days of February 28, 2015, 19,527 shares issuable upon exchange of Exchangeable Shares owned by Mr. Hardy’s spouse and 35,000 shares of common stock owned by Mr. Hardy’s spouse. Mr. Hardy disclaims beneficial ownership of the shares owned by his spouse, except to the extent of his pecuniary interest therein.

(4)	Consists solely of shares issuable upon exercise of options exercisable within 60 days of February 28, 2015

(5)	Mr. O’Leary resigned as an employee of Gran Tierra, effective October 1, 2014.

(6)	Consists solely of shares issuable upon exercise of options exercisable within 60 days of February 28, 2015.

(7)	Includes 206,667 shares issuable upon exercise of options to acquire shares of common stock exercisable within 60 days of February 28, 2015.

(8)	Includes 1,149,999 shares issuable upon exercise of options to acquire shares of common stock exercisable within 60 days of February 28, 2015, and 1,688,889 shares issuable upon exchange of Exchangeable Shares.

(9)	Includes 533,333 shares issuable upon exercise of options to acquire shares of common stock exercisable within 60 days of February 28, 2015, and 44,090 shares of common stock held by Mr. Kirton’s spouse
(10)	Includes 223,333 shares issuable upon exercise of options to acquire shares of common stock exercisable within 60 days of February 28, 2015.

(11)	Consists of 433,333 shares issuable upon exercise of options to acquire shares of common stock exercisable within 60 days of February 28, 2015, and 3,111,080 shares issuable upon exchange of Exchangeable Shares.

(12)	Does not reflect 27,000,000 shares of common stock reported on the Schedule 13D filed on April 21, 2015, to be beneficially owned by West Face Capital Inc., Mr. Guidry and the other Reporting Persons listed therein. Mr. Guidry expects to receive 2,149,124 shares of common stock at such time as the shares reported to be owned by such Reporting Persons may be distributed.

(13)	Based upon a Schedule 13G/A filed January 26, 2015, reporting beneficial ownership as of December 31, 2014. BlackRock, Inc. has sole voting power with respect to 17,520,710 of these shares, and sole dispositive power with respect to all of these shares. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10022.

(14)	Based upon a Form 13F reporting beneficial ownership as of December 31, 2014. Massachusetts Financial Services Co has sole voting power with respect to 12,721,779 of these shares, and sole dispositive power with respect to 13,063,604 of these shares. MFS Institutional Advisors, Inc., has sole voting and dispositive power with respect to 2,269,344 of these shares. MFS Investment Management Company (LUX) S.A.R.L. has sole voting and dispositive power with respect to 32,364 of these shares. MFS International (U.K.) Limited has sole dispositive power with respect to 371,929 of these shares. MFS Heritage Trust Company has sole voting and dispositive power with respect to 586,261 of these shares. MFS Investment Management Canada Ltd has sole voting power with respect to 3,441,178 of these shares and sole dispositive power with respect to 3,663,466 of these shares. The address for each of the above named entities is c/o Massachusetts Financial Services Co, 111 Huntington Avenue, 24th Floor, Boston, MA 02199.

(15)	Based upon a Schedule 13G filed March 16, 2015, reporting beneficial ownership as of March 6, 2015. Amber Capital Management LP (“Amber Capital Management”), Amber Capital UK LLP (“Amber UK”), Amber Capital LP (“Amber Capital”), Amber Global Opportunities Master Fund Ltd. (“Amber Global”), Michel Brogard and Joseph Oughourlian have shared voting and dispositive power with respect to all of these shares. The address of Amber Capital Management and Amber Global is PO Box 309 Ugland House, Grand Cayman KY1-1104, Cayman Islands. The address of Amber UK and Mr. Oughourlian is 14-17 Market Place, London, United Kingdom W1W 8AJ. The address of Amber Capital and Mr. Brogard is 900 Third Avenue, Suite 1103, New York, NY 10022.

(16)	Based upon a Schedule 13D filed April 21, 2015, reporting beneficial ownership as of April 13, 2015. The Schedule 13D reports that West Face Capital Inc., Gregory A. Boland, Gary Guidry, Ryan Ellson, James Evans, Lawrence West and Dulat Zhurgenbay have shared voting and dispositive power with respect to all of these shares. All of these shares are held for the account of West Face SPV (Cayman) I L.P. The address of West Face Capital Inc. and Mr. Boland is 2 Bloor Street East, Suite 3000, Toronto, Ontario M4W 1A8. The address of Messrs. Guidry, Ellson, Evans, West and Zhurgenbay is #1101, 321 – 6th Avenue SW, Calgary, Alberta T2P 3H3.

(17)	Includes 3,831,432 shares issuable upon exercise of options to acquire shares of common stock exercisable within 60 days of February 28, 2015, and 4,819,496 shares issuable upon exchange of Exchangeable Shares.

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SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires Gran Tierra’s directors and executive officers, and persons who own more than ten percent of a registered class of Gran Tierra’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Gran Tierra.  Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish Gran Tierra with copies of all Section 16(a) forms they file.

To Gran Tierra’s knowledge, based solely on a review of the copies of such reports furnished to Gran Tierra and written representations that no other reports were required, during the fiscal year ended December 31, 2014, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

EXECUTIVE OFFICERS

Our executive officers as of May 13, 2015, are as follows:

Name	Age	Title

Gary S. Guidry	59	President and Chief Executive Officer
Ryan Ellson	39	Chief Financial Officer
Duncan Nightingale	56	Executive Vice President
Adrian Coral	42	President, Gran Tierra Energy Colombia
James Evans	49	Vice President, Corporate Services and Compliance
David E. Hardy	60	Vice President Legal, General Counsel and Secretary
Alan Johnson	44	Vice President, Asset Management
Lawrence West	59	Vice President, Exploration

Gary Guidry. For the biography of Mr. Guidry, see Proposal 1, Election of Directors.

Ryan Ellson. Mr. Ellson has been our Chief Financial Officer since May 2015. Mr. Ellson has 15 years of experience in a broad range of international corporate finance and accounting roles.  Mr. Ellson was CFO of Onza Energy Inc. from January 2015 to May 2015. From July 2014 until December 2014 Mr. Ellson was Head of Finance for Glencore E&P (Canada) and prior thereto Vice President, Finance at Caracal Energy, a London Stock Exchange listed company with operations in Chad, Africa from August 2011 until July 2014. Prior to Caracal, Mr. Ellson was Vice President of Finance at Sea Dragon Energy from April 2010 until August 2011.  In these positions, Mr. Ellson oversaw financial and accounting functions, implemented and oversaw internal financial controls, secured a reserve based lending facility and was involved in multiple capital raises. Mr. Ellson has held management and executive positions with companies operating in Chad, Egypt, India and Canada. Mr. Ellson is a Chartered Accountant and holds a Bachelor of Commerce and a Master of Professional Accounting from the University of Saskatchewan.

Duncan Nightingale. Mr. Nightingale joined Gran Tierra in September 2009, where he served in our Calgary, Canada office as our Vice President of Exploration from September 2009 to January 2011. He served in our Bogotá, Colombia office as our Senior Manager Project Planning and Exploration from January 2011 until August 2011 and in our Calgary office as Chief Operating Officer from August 2011 to February 2, 2015. On February 2, 2015, Mr. Nightingale was promoted to Interim President and Chief Executive Officer. On May 7, 2015, upon the appointment of Mr. Guidry as our Chief Executive Officer, Mr. Nightingale became our Executive Vice President. Prior to joining Gran Tierra, Mr. Nightingale was Senior Vice President, Exploration & Production, at Artumas Group Inc., a Canadian oil and gas company focusing on exploration and development of hydrocarbon reserves in Tanzania and Mozambique, where he was responsible for Artumas Group’s exploration and production operations in Mozambique and Tanzania and management of its gas processing plant and power generation facility in Tanzania. Prior to Artumas Group, Mr. Nightingale was General Manager, Exploration & Production, with Dana Gas PJSC, a leading private sector natural gas company in the Middle East, where Mr. Nightingale was responsible for all of Dana Gas’s exploration and production operations and was responsible for a multi-million dollar exploration and development program in Kurdistan. Prior to Dana Gas, Mr. Nightingale was with Encana Corporation’s International Division from May 2002 until March 2007. From June 2002 until September 2003, he was the Country Manager in Qatar, responsible for managing Encana’s activities in Qatar, including the execution of exploration programs and new venture activity. From October 2003 until June 2006, he had similar responsibilities in the Sultanate of Oman, where he served as Encana’s Country Manager. Mr. Nightingale has a total of 30 years of corporate head office and resident in-country international operating experience, spanning all aspects of managing exploration programs, development and production operations, new business ventures, portfolio management and strategic planning. Mr. Nightingale graduated from the University of Nottingham in the U.K. with a Bachelor of Science degree with honors in Geology.

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Adrian Coral. Mr. Coral joined Gran Tierra in August 2006 as an operations engineer in Gran Tierra Energy Colombia, Ltd., and served in that capacity until February 2007. Mr. Coral rejoined Gran Tierra in August 2008 as Operations Director of Gran Tierra Energy Colombia, Ltd. He served in that capacity until September 2011, when he was promoted to Production Manager of Gran Tierra Energy Colombia, Ltd. Mr. Coral was promoted to Senior Operations Manager of Gran Tierra Energy Colombia, Ltd. in April 2013. On August 1, 2014, Mr. Coral was promoted to President, Gran Tierra Energy Colombia. Mr. Coral has a total of 18 years of experience as an engineer or manager in the oil and gas industry. Mr. Coral graduated from the Universidad de América – Bogotá D.C. with a degree as a Petroleum Engineer and from the School of Business Management – Bogotá D.C with degree in Project Management.

James Evans. Mr. Evans has been our Vice President, Corporate Services and Compliance, since May 2015. Mr. Evans has over 20 years of experience including working the last 10 years in the international oil and gas industry. Most recently, Mr. Evans was the Head of Compliance & Corporate Services for Glenore E&P (Canada) from July 2014 to December 2014, and prior thereto Vice President of Compliance & Corporate Services at Caracal Energy from July 2011 to June 2014, in each case where he oversaw the execution of corporate strategy and goals, developed and implemented a robust corporate compliance program, and managed all aspects of IT, document control, security and administration. Mr. Evans also managed the recruitment, training and retention of staff in both Calgary and Chad. He oversaw the growth of Caracal Energy from seven employees to in excess of 400 as Caracal Energy exceeded 20,000 barrels of oil per day at the time of sale to Glencore. Prior to Caracal, Mr. Evans held senior management and executive positions at Orion Oil and Gas and Tanganyika Oil, with operating experience in Egypt, Syria and Canada. Mr. Evans is a Certified General Accountant and holds a Bachelor of Commerce degree from the University of Calgary.

David Hardy. Mr. Hardy joined Gran Tierra as General Counsel, Vice President Legal and Secretary on March 1, 2010. He has more than 20 years’ experience in the legal profession. Before joining Gran Tierra, he worked for Encana Corporation and for Encana Corporation’s predecessor, Pan Canadian, from 2000 through 2009 where he held various positions, including: Vice President Divisional Legal Services, Integrated Oil and Canadian Plains Divisions; Vice President Regulatory Services, Corporate Relations Division; and Associate General Counsel, Offshore and International Division. For four of his eight years in the Offshore and International Division of Encana, Mr. Hardy led the Legal and Commercial Negotiations Group, where he was responsible for providing strategic legal, commercial and negotiation advice and support to the offshore and international business units. This included dealing with new venture activities and operational, joint venture and host government issues relating to projects in various countries, including Australia, Brazil, Chad, Libya, Oman, Qatar and Yemen. Prior to joining Encana, Mr. Hardy spent over 10 years in private practice and was a partner in a law firm in Calgary, Alberta. He holds a Juris Doctor Degree from the University of Calgary (converted from an LL.B Degree in 2011) and is a member of the Law Society of Alberta and the Association of International Petroleum Negotiators.

Alan Johnson. Mr. Johnson has been our Vice President, Asset Management, since May 2015. Mr. Johnson is a professional engineer with over 21 years of experience working internationally in the oil and gas industry. His experience includes varied technical, managerial and executive roles in drilling, production, reservoir, reserves, corporate planning and asset management. Most recently Mr. Johnson was Head of Asset Management for Glencore (E&P) Canada from July 2014 to April 2015, where he was responsible for all development activities in Chad and prior thereto Director of Asset Management at Caracal Energy from August 2011 to June 2014, where he was responsible for development activities in the Doba basin in Chad, Africa. Mr. Johnson was instrumental in developing oil and gas assets in remote areas of southern Chad, achieving first production in less than 18 months. Mr. Johnson started his E&P career with Shell International in the Dutch North Sea. He then held positions of increasing responsibility with Shell Canada, APF Energy, Rockyview Energy, Delphi Energy and BG Australia. Mr. Johnson graduated with a 1st Class B.Eng (Hons) from Heriot Watt University in Scotland. Mr. Johnson is a Chartered Engineer in the UK and a Professional Engineer in Alberta.

Lawrence West. Mr. West has been our Vice President, Exploration, since May 2015. Mr. West has thirty-five years of experience as an executive, explorationist, and geologist. Most recently, Mr. West was Vice President, Exploration at Caracal Energy from July 2011 to June 2014. Mr. West built a multi-disciplinary team to assess resources and grow reserves in the interior rift basins within Chad and led a successful exploration program. During his tenure he successfully executed two large 2D/3D seismic shoots in remote frontier basins, on time and on budget. Prior to Caracal he has been involved in starting and growing several public and private companies, including Reserve Royalty Corp., Chariot Energy, Auriga Energy and Orion Oil and Gas. Lawrence worked at Alberta Energy Company (AEC), where he was on the team that merged with Conwest. He built and led the AEC East team to the Rocky Mountain USA basins. His career began with Imperial Oil working on prospect and reservoir characterization, in multi-disciplinary teams, and as a technical mentor to exploration teams. Lawrence has an Honours Bachelor of Science in Geology from McMaster University and an MBA, specializing in economics, from the University of Calgary.

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EXECUTIVE COMPENSATION AND RELATED INFORMATION

PRESENTATION IN U.S. DOLLARS

All dollar amounts discussed below are in U.S. dollars, except as otherwise noted.

To the extent that amounts are in Canadian dollars, which is the case for all of Gran Tierra’s directors and named executive officers other than Carlos Monges, they have been converted into U.S. dollars for the purposes of the discussion below.  For discussion of 2014 bonus and other compensation amounts, the exchange rate at December 31, 2014, of one US dollar to Canadian $1.1600 is used. For discussion of 2013 bonus and other compensation amounts, the exchange rate at December 31, 2013, of one US dollar to Canadian $1.0636 is used.  For discussion of 2012 bonus and other compensation amounts, the exchange rate at December 31, 2012, of one US dollar to Canadian $0.9949 is used.

To the extent that amounts are in Peruvian New Soles, which is the case for Mr. Monges, the exchange rate at December 31, 2014, of one US dollar to 2.99 Peruvian New Soles is used.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

In this section, we describe the material components of our executive compensation program for our “named executive officers,” i.e. our executive officers appearing in the Summary Compensation Table and other compensation tables contained in this proxy statement:

Dana Coffield, our former President and Chief Executive Officer[1];

James Rozon, our former Chief Financial Officer[2];

Duncan Nightingale, our Chief Operating Officer[3];

David Hardy, our Vice President, Legal and General Counsel;

Carlos Monges, our President, Gran Tierra Energy Peru SRL; and

Shane O’Leary, our former Chief Operating Officer[4]

We also provide an overview of our executive compensation philosophy and our executive compensation program.  In addition, we explain how and why our Compensation Committee and our Board arrived at specific compensation policies and decisions involving the named executive officers.

Opportunity for Stockholder Feedback

The Compensation Committee carefully considers feedback from our stockholders regarding our executive compensation program. Stockholders are invited to express their views to the Compensation Committee as described under the heading “Communications with the Board of Directors” in this proxy statement. In addition, the annual advisory vote on the compensation of the named executive officers provides our stockholders with an opportunity to communicate their views on our executive compensation program.

1 Mr. Coffield served as our President and Chief Executive Officer until February 2, 2015.

2 Mr. Rozon served as our Chief Financial Officer until May 11, 2015.

3 Mr. Nightingale served as our President, Gran Tierra Energy Colombia Ltd. until August 31, 2014, and as our Chief Operating Officer from September 1, 2014 to February 2, 2015. On February 2, 2015, Mr. Nightingale was appointed interim President and Chief Executive Officer. On May 7, 2015, Mr. Nightingale became our Executive Vice President.

4 Mr. O’Leary served as our Chief Operating Officer until August 31, 2014.

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Last year we conducted an advisory vote on executive compensation at our 2014 Annual Meeting. While this vote was advisory and therefore not binding on our Board or our Compensation Committee, we believe that it is important for our stockholders to have an opportunity to express their views regarding our executive compensation philosophy, our compensation policies and programs, and our decisions regarding executive compensation. Our Board and our Compensation Committee value the opinions of our stockholders and, to the extent there is any significant vote against the compensation of our named executive officers as disclosed in this proxy statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

At the 2014 annual meeting of stockholders, 98.48% of the votes cast on the advisory vote on executive compensation (Proposal 3) were cast in favor of our named executive officer compensation as disclosed in the 2014 proxy statement. The Board and Compensation Committee reviewed these final vote results and determined that, given the significant level of support, no changes to our executive compensation policies and processes were necessary.

You should read this Compensation Discussion and Analysis in connection with “Proposal 2 — Advisory Vote on Executive Compensation,” the advisory vote that we are conducting on the compensation of the named executive officers. This Compensation Discussion and Analysis contains information that is relevant to your voting decision.

Our Business

We are an independent international energy company engaged in oil and gas exploration, development, production and acquisition. We own and operate oil and gas properties in Colombia, Peru and Brazil.  During 2014, we divested our Argentina business unit. Our revenue and other income from continuing operations for the year ended December 31, 2014, was $562.3 million.  For more information about our business, please see the sections titled “Business” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K filed with the SEC on March 2, 2015.

2014 Business Summary and Highlights

In mid-2014, the commodity price environment for oil began to deteriorate and has not since recovered. Further, one of our major projects for 2014, the Bretaña Sur appraisal well on the L4 lobe on the Bretaña field in Peru, encountered approximately six feet of oil pay above the oil-water contact in the Vivian Sandstone Reservoir which was less than we expected.

As announced on February 2, 2015, largely as a result of the current low commodity price environment, we reevaluated our business strategy with a renewed focus on balancing the return and risk of our exploration and development projects. As a result, on February 19, 2015, we made the decision to cease all further development expenditures on the Bretaña field on Block 95 in Peru other than what is necessary to maintain tangible asset integrity and security. The high capital investment, associated debt financing and long-term payout horizon of this project does not align with our shift in strategy.

As a result of the above decision, all probable and possible reserves associated with the field were reclassified as contingent resources with an effective date of January 31, 2015, resulting in no reserves in Peru for the Bretaña field, compared to Proved plus Probable (“2P”) net after royalty (“NAR”) reserves of 57.6 million barrels of oil equivalent (“MMBOE”)5 and Proved plus Probable plus Possible (“3P”) NAR reserves of 104.7 MMOBE at December 31, 2013, calculated in accordance with US Securities and Exchange Commission (“SEC”) rules. Further as a result, $265.1 million of unproved properties relating to Block 95 were impaired at December 31, 2014. We expect to continue to identify and evaluate all options for the Bretaña field.

5 Gas volumes are converted to BOE at the rate of 6 Mcf of gas per bbl of oil, based upon the approximate relative energy content of gas and oil. The rate is not necessarily indicative of the relationship between oil and gas prices. BOEs may be misleading, particularly if used in isolation. A BOE conversion ratio of 6 Mcf:1 bbl is based on an energy equivalency conversion method primarily applicable at the burner tip and does not represent a value equivalency at the wellhead.

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In June 2014, we successfully sold our Argentina business unit and focused human and capital resources in areas that we believe will provide the greatest return for our shareholders and drive growth in the future.

We are the largest landholder, reserve holder and producer in the Putumayo region of Southwestern Colombia. Our Colombia operations continued to deliver consistent production, largely due to effective reservoir management on the Costayaco and Moqueta fields on the Chaza Block. We continued to focus on developing our producing conventional light oil fields, including Costayaco and Moqueta, and generating exploration prospects. During 2014, 83% of our consolidated production, NAR adjusted for inventory changes and losses, was from the Chaza block.

We hold a 100% working interest in seven blocks in Brazil and are the operator of all of these blocks. Our Brazilian properties are located in the Recôncavo Basin in Eastern Brazil in the State of Bahia. Block REC-T-155 in the Recôncavo Basin has three productive oil wells. In 2014, on Block REC-T-155, we successfully performed dual completions of the 3-GTE-03-BA and 4-GTE-04-BA development wells in the Tiê field, completed a single stage fracture stimulation on the 1-GTE-8DP-BA exploration well, commenced the acquisition of 3-D seismic on Blocks REC-T-86, REC-T-117 and REC-T-118, and performed planning activities for future drilling activity.

Reserve performance for 2014:

•	Our total Proved (“1P”) oil and gas reserves NAR were 37.0 MMBOE at December 31, 2014, compared with 42.1 MMBOE in 2013 (100% light and medium oil and liquids compared with 95% at year-end 2013), and after producing 9.2 MMBOE of company interest oil and gas before royalties, inventory adjustments and losses or 7.0 MMBOE NAR before inventory adjustments and losses, excluding Argentina production.
•	Excluding Peru reserves at December 31, 2014, total 2P reserves NAR, were 50.6 MMBOE compared with 111.9 MMBOE at December 31, 2013 (99% oil and liquids compared with 97% at year-end 2013) and total 3P reserves NAR were 65.9 MMBOE at December 31, 2014, compared with 183.9 MMBOE at December 31, 2013 (98% oil and liquids compared with 94% at year-end 2013). Including Peru reserves, total 2P and 3P reserves NAR were 108.5 MMBOE and 170.3 MMBOE, respectively, at December 31, 2014.
•	In 2014, reserves were reduced by the sale of our Argentina business unit, which contributed 4.4 MMBOE, 6.4 MMBOE and 16.7 MMBOE of 1P, 2P and 3P oil and gas NAR reserves at December 31, 2013. The aforementioned reserve figures were calculated in accordance with the SEC rules.
•	As per Canadian National Instrument 51-101 - Standards of Disclosure for Oil and Gas Activities (“NI 51-101”) and the reserves definitions in the Canadian Oil and Gas Evaluation Handbook ("COGEH"), reserves NAR as at December 31, 2014, excluding Peru, were 37.5 MMBOE 1P, 51.2 MMBOE 2P and 67.3 MMBOE total 3P NAR reserves. This compares to NAR reserves as at December 31, 2013, of 41.7 MMBOE 1P, 111.8 MMBOE 2P, and 3P NAR reserves of 183.7 MMBOE. Including Peru reserves, total 2P and 3P reserves NAR were 108.9 MMBOE and 171.0 MMBOE, respectively, at December 31, 2014 on an NI 51-101 compliant basis.

Other business developments and financial results, from continuing operations for 2014:

•	Oil and natural gas production averaged 25,182 gross working interest (“WI”) barrels of oil equivalent per day (“BOEPD”), or 19,283 BOEPD NAR before adjustment for inventory changes and losses or 18,523 BOEPD NAR adjusted for inventory changes and losses (99% light and medium oil and liquids), compared with 25,638 BOEPD gross WI and 19,071 BOEPD NAR before adjustment for inventory changes and losses and 19,239 BOEPD NAR adjusted for inventory changes and losses in the corresponding period in 2013. Approximately 99% of this production was oil, with the balance consisting of natural gas;
•	Revenue and other income was $562.3 million, a 13% decrease from 2013;
•	Net loss of $171.3 million for 2014, representing $0.60 per share basic and diluted, was driven by a $265. 1 million impairment cost in Peru related to Block 95; and

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•	Funds flow[6] from continuing operations decreased to $311.3 million in 2014 from $343.2 million in 2013; and
•	Cash and cash equivalents decreased to $331.8 million as at December 31, 2014, from $428.8 million as at December 31, 2013.

In addition to the foregoing, the price of oil directly impacts our financial performance and operating decisions.  During 2013, the price of West Texas Intermediate Crude oil (the reference price for most of our contracts) experienced ranges from $112.93 in January 2013 to $110.63 in December 2013. During 2014, the price of West Texas Intermediate Crude oil experienced fluctuations from $53.27 to $107.26; beginning the year at $95.14 and ending the year at $54.59. The price of Brent Crude oil experienced ranges from $112.14 in January 2013 to $110.80 in December 2013. In 2014, Brent ranged from $107.78 in January 2014 to $57.33 in December 2014.

Illustrated in the charts below is our 5-year performance using various metrics:

6 Funds flow from continuing operations is a non-GAAP measure which does not have any standardized meaning prescribed under generally accepted accounting principles in the United States of America. A reconciliation to net income and loss can be found in our Annual Report on Form 10-K for the year ended December 31, 2014.

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TOTAL EXPENSES
($ Millions)
239
282
309
340
579
10
11
12
13
14

TOTAL SHAREHOLDER EQUITY
($ Millions)
887
1,174
1,291
1,430
1,277
10
11
12
13
14

NET INCOME (LOSS)
($ Millions)
37
127
100
126
-171
10
11
12
13
14

REVENUE AND
OTHER INCOME
($ Millions)
360
549
505
649
562
10
11
12
13
14

FUNDS FLOW FROM
CONTINUING OPERATIONS
($ Millions)
293
343
311
12
13
14

Funds flow from continuing operations is a non-GAAP measure which does not have any standardized meaning prescribed under generally accepted accounting principles in the United States of America ("GAAP"). A reconciliation of net income (loss) and additional disclosure can be found in Gran Tierra's annual report on form 10-K for the year ended December 31, 2014.

PRODUCTION FROM
CONTINUING OPERATIONS
(BOEPD NAR)
13,670
14,895
13,423
19,239
18,523
10
11
12
13
14

Production adjusted for inventory changes and losses

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2014 Executive Compensation Highlights

The Compensation Committee approved and recommended, and in February 2014 our Board approved, the following compensation actions:

(1)	Maintain our compensation philosophy for 2014 which is (i) to target the salary component for our employees at the 65th percentile of our peer group, (ii) to target total cash compensation for our employees at the 75th percentile of our peer group at target performance and (iii) to target total direct compensation (including equity compensation) for our employees at the 75th percentile of our peer group at target performance levels; and

(2)	Make annual cash bonuses in 2014 for 2013 performance consistent with our 2013 business results.

Adjustments to Executive Compensation for 2015

In January and February 2015, the Compensation Committee and our Board, respectively, reconfirmed the compensation philosophy set forth in (1) above; however, to reflect the current economic environment in the oil and gas sector, the Compensation Committee and our Board, respectively, chose to freeze executive salaries at 2014 levels. To further recognize both the current economic environment in the oil and gas sector and Gran Tierra’s poor share price performance since mid-2014, the Compensation Committee and our Board also chose to freeze 2015 stock option and RSU awards at 2014 levels, despite the grant date fair value of the resulting awards being less than half of 2014 values. In conjunction with the discretionary downward adjustments to bonuses for 2014 performance (see the section titled “2014 Annual Bonus Determination and 2015 Bonus Structure”), the preceding changes have materially reduced our executives’ total compensation for 2015, in alignment with shareholders’ fortunes.

2014 Compensation Governance Highlights

 We endeavor to maintain good governance standards, including with respect to the oversight of our executive compensation policies and practices.  The following policies and practices were in effect during 2014 relating to executive compensation:

•	The Compensation Committee is composed solely of independent directors who have established ways to communicate with stockholders regarding their executive compensation ideas and concerns;
•	The Compensation Committee’s independent compensation consultant, Lane Caputo Compensation Inc. (“Lane Caputo”), is retained directly by the Compensation Committee and performs only limited consulting services for us with the full knowledge of the Compensation Committee;
•	The Compensation Committee assessed the independence of Lane Caputo pursuant to SEC rules taking into consideration the following factors:
○	That Lane Caputo reports directly to the Compensation Committee, and the Compensation Committee has the sole power to terminate or replace any of its compensation advisors at any time;
○	Whether Lane Caputo provides any other services to Gran Tierra;
○	Aggregate fees paid by Gran Tierra to Lane Caputo, as a percentage of the total revenue of Lane Caputo;
○	Lane Caputo policies and procedures designed to prevent conflicts of interest;
○	Any business or personal relationships between Lane Caputo, on one hand, and any member of the Compensation Committee or executive officer, on the other hand; and

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○	Whether Lane Caputo owns any shares of Gran Tierra’s stock; and
•	The Compensation Committee conducts an annual review and approval of our compensation strategy, including a review of our compensation-related risk profile so that our compensation-related risks are not reasonably likely to have a material adverse effect on Gran Tierra.

Philosophy and Objectives of our Executive Compensation Program

Our philosophy underlying our executive compensation program is to provide an attractive, flexible, and market-based total compensation program that is tied to performance and aligned with the interests of our stockholders.  Our objective is to recruit and retain the caliber of executive officers and other key employees necessary to deliver sustained high performance to our stockholders and communities where we have a strong presence. Our executive compensation program is an important component of these overall human resources policies. Our compensation practices also serve as a means of communicating our goals and standards of conduct and performance, and for motivating and rewarding employees in relation to their achievements.

We observe the following principles:

•	Retain and Hire Top Caliber Executives: Executive officers should have base salaries and employee benefits that are market competitive and that permit us to hire and retain high-caliber individuals at all levels;

•	Pay for Performance: A significant portion of the annual compensation of our executive officers should vary with annual business performance and each individual’s contribution to that performance;

•	Reward long-term growth and profitability: Executive officers should be rewarded for achieving long-term results, and these rewards should be aligned with the interests of our stockholders; and

•	Provide modest perquisites: Perquisites for our executive officers should be minimized and limited to items that serve a reasonable business purpose.

Our compensation program consists of three basic elements: base salary, cash bonus and equity incentives.  We focus on providing a majority of the total compensation for our named executive officers based on performance:

•	we provide cash bonuses linked both to: (a) business performance (business performance was to be the sole consideration in the determination of cash bonus awards for Dana Coffield, our former President and Chief Executive Officer during 2014); and (b) each individual’s performance (and business unit performance where applicable). We link the portion of our executive officers’ cash compensation to our business performance as measured by achievement of budget targets for items such as production, reserves, capital expenditures, revenues and operating costs, as well as other factors such as liquidity, share price performance given overall market conditions, and other objectives specific to our situation at the time; and

•	in 2014, we provided long-term incentives in the form of stock option grants and restricted share unit (RSU) grants; awards generally vest over three years, linking executive officers’ rewards directly to their ability to create value for our stockholders and providing an incentive for our executive officers to remain with us over the long term.

Risk Assessment

In early 2015, the Compensation Committee and the Board each assessed the risks associated with our compensation policies and practices. These assessments included an examination of the changes in our risk profile over the past year for our executive compensation policies and practices. Based on this assessment, the Compensation Committee and the Board each determined that these risks were not reasonably likely to have a material adverse effect on us.  Among other things, the Compensation Committee and the Board took into consideration the fact that:

•	the current significant weighting towards long-term incentive compensation discourages short-term risk taking;
•	our goals are appropriately set to avoid targets that, if not achieved, result in a large percentage loss of compensation;
•	incentive awards are decided by the Compensation Committee and recommended to the Board for approval; and
•	as an oil and gas exploration company, we do not face the same level of risks associated with compensation for employees at financial services (traders and instruments with a high degree of risk) or technology companies (rapidly changing markets).

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Compensation Process

The Compensation Committee recommends to the Board for approval the annual compensation for our President and Chief Executive Officer. Within the framework of the compensation programs reviewed and approved by the Compensation Committee and based on management’s review of market competitive positions, each year our Chief Executive Officer recommends the level of base salary increase (if any), the annual incentive award, and the long-term incentive award value for executive officers, including the other named executive officers. These recommendations are based upon his assessment of each executive officer’s performance (including his own), the performance of the individual’s respective business or function, and employee retention considerations. The Compensation Committee reviews our Chief Executive Officer’s recommendations, as well as the recommendations of Lane Caputo, and deliberates as to whether any compensation changes should be made affecting our executive officers.  Following this deliberation, it determines, in its sole discretion, its recommendations to be made to the Board for approval. Our Chief Executive Officer does not attend that portion of the Board meeting at which his compensation is deliberated or approved.

Except as described above, our Chief Executive Officer does not play any role with respect to any matter affecting his own compensation.

The Compensation Committee contemplated the success and performance of our executive team for the year 2014 while taking a deliberate and objective approach to fairly assess compensation awards.  The Compensation Committee and the Board make their compensation decisions for the upcoming year, and review performance for the prior year, generally in the first quarter of the year.  Annual bonuses in respect of 2014 performance, as well as the consideration of salary increases for 2015, were recommended by the Compensation Committee and approved by the Board in February 2015.  Bonuses in respect of 2014 performance were paid in February 2015. In February 2014, the Compensation Committee recommended, and the Board approved, long-term incentive awards consisting of 50% time-vested stock options and 50% time-vested RSUs (calculated based on Black-Scholes value for stock options and our current share price for the RSUs), representing the long-term incentive program.

Role of the Compensation Consultant

The Compensation Committee relies upon external advisors and third-party compensation surveys as well as the knowledge and experience of Compensation Committee members and other members of the Board to set rewarding and competitive levels of salary and other compensation.  The retention of and scope of services from independent compensation advisors are to be assessed on an annual basis.

The Compensation Committee retained the services of Lane Caputo as its executive compensation consultant pursuant to a written agreement.  Lane Caputo reports directly to the Compensation Committee and the Compensation Committee may replace Lane Caputo or hire additional consultants at any time.  A representative of Lane Caputo attends meetings of the Compensation Committee, as requested, and communicates with the Compensation Committee Chair between meetings; however, the Compensation Committee makes all decisions and recommendations to the Board.  Lane Caputo maintains a group of benchmark peers that the Compensation Committee and the Board find relevant for comparison purposes.  Services performed by Lane Caputo are pre-approved by the Compensation Committee and any additional work to be performed, including at the request of management, must be pre-approved by the Chair of the Compensation Committee.

The total amount of fees paid to Lane Caputo for services to the Compensation Committee in 2014 was $75,908.  Lane Caputo received $20,681 in other fees from us for general compensation related work for Gran Tierra.

The Compensation Committee assesses the performance and independence of Lane Caputo and of each individual employee of the consulting firm who directly provides services to Gran Tierra. In January 2015, the Compensation Committee considered whether Lane Caputo could serve as an independent advisor to the Compensation Committee.  The Compensation Committee requested information from Lane Caputo about potential conflicts of interest, and in particular, considered the fact that Lane Caputo provides minimal other services to Gran Tierra, that the individual representative of Lane Caputo who works directly with the Compensation Committee has no other business relationships with the Board, management or Gran Tierra, and Lane Caputo’s own policies on ethics and conflicts of interest.  As a result and after taking into consideration the six factors prescribed by the SEC and NYSE MKT described above, the Compensation Committee concluded that there were no actual conflicts of interest with respect to Lane Caputo providing services to the Compensation Committee.

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Use of Peer Data

2014 Compensation Structure

Our executive compensation program is designed with the flexibility to be competitive and motivational within the various marketplaces in which we compete for employees, while being subject to centralized design, approval, and control. The Compensation Committee relies on various sources of compensation information to ascertain the competitive market for our executive officers, including the named executive officers. To assist in establishing recommendations for our 2014 executive compensation structure, base salaries and target bonuses, Lane Caputo continued with the philosophy of measuring our compensation structure against a relevant group of industry peers (the “Custom Peer Group”) against which to benchmark executive compensation.  This Custom Peer Group was substantially similar to the 2013 Custom Peer Group.  Although it would have been preferable to only include peers that compete with us in the international energy arena, our relative size, and the lack of sufficient international peers of similar size, dictated that peers with domestic operations of similar size be included in the peer group, and, in fact, such domestic peers are predominate in the group.  As a result, the Custom Peer Group included peers of a similar size to us based on market capitalization and average daily production volumes, and included peers with operations located both internationally and domestically.  The Custom Peer Group consisted of the following 20 companies:

Bankers Petroleum Ltd.	Legacy Oil & Gas Inc.	Petrominerales Ltd.
Baytex Energy Corp.	Lightstream Resources Ltd.	Peyto Exploration & Development Corp.
Birchcliff Energy Ltd.	Niko Resources Ltd.	Transglobe Energy Corp.
Bonavista Energy Corp.	NuVista Energy Ltd.	Trilogy Energy Corp.
Bonterra Energy Corp.	Paramount Resources Ltd.	Vermilion Energy Inc.
Crew Energy Inc.	Parex Resources Inc.	Whitecap Resources Inc.
Enerplus Corp.	Pengrowth Energy Corp.

 In making 2014 compensation decisions for our executive officers located in South America, the Compensation Committee also utilized the following local compensation surveys to reflect the local pay practices in each country:

•	Aon Hewitt Market Review (Argentina);
•	Towers Watson Data Services 2013 Compensation Survey (Brazil);
•	Mercer 2013 Compensation Survey (Peru).

2015 Compensation Structure

To assist in establishing recommendations for our 2015 executive compensation structure, base salaries and target bonuses, Lane Caputo continued measuring our compensation structure against a relevant group of industry peers, revising the Custom Peer Group slightly by removing Niko Resources Ltd. (size of operations were no longer comparable) and Petrominerales Ltd. (due to its acquisition in the year) and adding Bellatrix Exploration Ltd. and Canacol Energy Ltd.

In making 2015 compensation decisions for our executive officers located in South America, the Compensation Committee utilized the following local compensation surveys:

•	Towers Watson Data Services 2014 Oil & Gas Survey Special Market Sample (Brazil);
•	Mercer 2014 Colombia Compensation Survey (Colombia);
•	Mercer 2014 Peru Total Remuneration Survey (Peru).

Application of Judgment

Given the extensive research and analysis used to develop the peer benchmark group, the Compensation Committee believes that the market data used provides a useful guide for comparative purposes.  The Compensation Committee recognizes that a successful compensation program also requires an application of judgment to maintain a subjective determination of individual performance by our executive officers.  Therefore, the Compensation Committee applies its judgment in reconciling the program’s objectives and peer comparisons with the realities of rewarding excellent performance and retaining valued employees.

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Elements of Compensation

The Compensation Committee has determined that we will use three basic elements of compensation: base salary (including benefits), cash bonus and equity incentives. Each component has a different purpose.

The Compensation Committee believes that base salaries at this stage of our growth and especially within the international exploration and production sector, must be competitive to retain the best executives. Short-term cash bonuses are a common element of compensation in our industry and among our peers with whom we compete for executive talent.  The Compensation Committee believes that principal performance incentives should be in the form of long-term equity incentives given the longer-term nature of our business plan.  Long-term incentives are delivered in the form of stock options and RSUs. The Compensation Committee ultimately determines the optimal allocation among the three forms of compensation relative to our peers for each executive position, taking into account the contributions of each executive officer and our operational and financial achievements. The Compensation Committee does not use a formula to establish the allocation between base salary, target bonus and long term incentives; rather, this allocation has been based on the consensus among the members of the Compensation Committee, all of whom have significant experience in the oil and gas exploration business.  Actual bonuses are determined based on the subjective determination by the Compensation Committee and the Board of the achievement of goals set at the beginning of the year.

Salary

The Compensation Committee determined 2014 base salaries based upon the market data presented by Lane Caputo and, taking into consideration the very competitive nature of the international exploration and production sector and the corresponding shortage of experienced executive talent, particularly in Calgary, Canada, Gran Tierra’s headquarters, and determined that a general target of the 65th percentile of the Custom Peer Group was appropriate to retain the services of our executive officers, with the exact amount determined by the Compensation Committee’s subjective assessment of the appropriate salary for each executive officer given their performance and roles within Gran Tierra.

The Compensation Committee recommended to the Board, and the Board approved, the following annual salaries (USD) for 2014:

Name	Salary(1)
Mr. Coffield	$395,690
Mr. Rozon	296,983
Mr. Nightingale	289,655
Mr. Hardy	276,724
Mr. Monges	252,409
Mr. O’Leary	341,379

(1) Amounts differ from the amounts reported in Gran Tierra’s Form 8-K filed with the Securities and Exchange Commission on February 12, 2014, as in that filing the conversion from Canadian dollars to U.S. dollars was calculated at the exchange rate at December 31, 2013.

2014 salary for Mr. Coffield was positioned slightly above the 65th percentile of the Custom Peer Group while Messrs. Rozon and Hardy were positioned at the 75th percentile. Mr. Monges was positioned at the 65th percentile of the relevant local market data. Mr. O’Leary’s salary was above the 75th percentile due to the premium compensation levels associated with the complexities of managing international operations, which are not required of most of the peer group benchmarks.

In connection with Mr. Nightingale’s promotion to Chief Operating Officer, effective September 1, 2014, Mr. Nightingale received an increase in his annual base salary by 10% from CAD $336,000 to CAD $369,600. This revised salary positions Mr. Nightingale above the 65th percentile of the Custom Peer Group, which the Compensation Committee considers appropriate competitive positioning considering Mr. Nightingale’s experience as the Colombian Country President; the Colombian business unit being the most significant operating region for Gran Tierra.

2014 Annual Bonus Determination and 2015 Bonus Structure

Bonuses for 2014 performance were based on corporate, business unit and personal performance, with the following individual weightings and target incentive levels. Both the weighting of corporate, business unit and personal performance, as well as the target incentive levels, remain unchanged for 2015.

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Name	Target Bonus (Percent of Salary)	Corporate Performance Weighting	Business Unit Performance Weighting	Personal Performance Weighting
Mr. Coffield(1)	100%	100%	0%	0%
Mr. Rozon	80%	70%	0%	30%
Mr. Nightingale (part year) (2)	60%	30%	40%	30%
Mr. Nightingale (part year) (2)	80%	70%	0%	30%
Mr. Hardy	70%	60%	0%	40%
Mr. Monges	60%	30%	40%	30%
Mr. O’Leary(3)	80%	70%	0%	30%

(1) Mr. Coffield was not an employee of Gran Tierra at the date cash bonuses for 2014 performance were paid; he did not receive a 2014 performance bonus.

(2) In connection with Mr. Nightingale’s promotion to Chief Operating Officer, he was given an increase in annual bonus target to 80% of his base salary (from 60%), a change commensurate with the position of chief operating officer based on competitive market data and compensation arrangements of the incumbent in that position. His annual bonus weighting was also changed to 70% on corporate performance and 30% on individual performance, effective September 1, 2014.

(3) Mr. O’Leary ceased to be the Chief Operating Officer on August 31, 2014, and was provided a pro-rated bonus for that portion of the year that he was an employee of Gran Tierra. Please see the section titled “Termination and Change in Control Provisions” for further details.

The Compensation Committee, using its subjective judgment of our performance in 2014 measured against the performance goals set forth for us, determined that the corporate performance score was 82% while the business unit score for the Colombia business unit was 88% and the business unit score for the Peru business unit was 65%.  For each executive, the relevant performance score was applied to each of the corporate and business unit weightings with the Compensation Committee’s subjective determination of his individual performance as measured against his specific individual performance objectives applied to his personal performance weighting.

Subsequent to the calculation of earned bonus amounts as described in the methodology above, the Compensation Committee discretionarily reduced the calculated bonus payments by between 17% and 75%, with an average individual reduction of 40%, for each executive officer to reflect both the current economic environment in the oil and gas sector and Gran Tierra’s poor share price performance since mid-2014. The Compensation Committee believes these discretionary adjustments are aligned with the principle of pay for performance; one of the principles that our compensation philosophy is based upon.

Individual objectives for 2014 were as follows:

Dana Coffield – Former Chief Executive Officer and President

The principal corporate objectives in 2014 for Gran Tierra, and therefore for Mr. Coffield, which were approved by the Compensation Committee of the Board of Directors on April 23, 2014, were:

Reserves (25%)

•	Add working interest reserves of 8.6 MMBOE Proved reserves, and 29.9 MMBOE Proved plus Probable reserves.

Production (25%)

•	Attain average production of 23,899 BOEPD net after royalty.

Environmental, Health, Safety, Security and Corporate Social Responsibility (20%)

•	Ensure the Corporate Health, Safety and Environment Management System is implemented.
•	Establish and implement corporate policies, standards and procedures for Corporate Social Responsibility (CSR).

Business Development (15%)

•	Support corporate development activities that enhance shareholder value.

Shareholders (6%)

•	Maintain shareholder’s confidence.

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Finance (3%)

•	Maintain compliance with SEC and TSX regulatory environments along with host-country regulatory compliance.
•	Ensure integrity of financial statements. Deliver timely and accurate internal and external financial reports.
•	Deliver internal and external audit integrity and internal controls.
•	Manage cash and working capital, and ensure financial resources are available to enable business growth.

Legal (3%)

•	Continue protection of legal rights of GTE and identify material legal/commercial risks and work to mitigate such risks to acceptable limits while facilitating business activities.
•	Complete implementation across BUs of formal contracting procedures in accordance with corporate policies.

Human Resources (3%)

•	Ensure Human Resources practices and policies are in place to enable the success and growth of the company.

James Rozon - Former Chief Financial Officer (until May 11, 2015)

The principal objectives in 2014 for Gran Tierra’s Chief Financial Officer were:

•	Complete Treasury initiatives. (10%)
•	Complete Information Technology initiatives. (10%)
•	Complete Internal Audit Services Program for the fiscal year. (10%)
•	Complete Tax initiatives. (15%)
•	Complete Finance – Accounting initiatives. (15%)
•	Increase strategic contribution. (10%)
•	Assist Business Unit Finance Director’s with achievement of their objectives. (15%)
•	Leadership: Lead by example; maintain an open communication style; provide staff training and professional development; have clearly aligned accountabilities and goals. (15%)

Shane O’Leary – Former Chief Operating Officer (until August 31, 2014)

The principal objectives from January 1 to August 31, 2014, for Gran Tierra’s Chief Operating Officer were:

Environmental, Health, Safety, Security and Corporate Social Responsibility (20%)

•	Ensure Corporate Health, Safety, and Environment Key Performance Indicators are followed.
•	Ensure the Corporate Health, Safety and Environment Management System is implemented.
•	Establish and implement corporate policies, standards and procedures for CSR.

Reserves (25%)

•	Add working interest reserves of 8.6 MMBOE Proved reserves, and 29.9 MMBOE Proved plus Probable reserves.

Production (25%)

•	Attain average production of 23,899 BOEPD net after royalty.

Organization (20%)

•	Work with the Business Units and Management Team in Calgary to ensure the appropriate organization, staffing, and technical competence is in place to achieve targets in the short and long term.

Leadership (10%)

•	Accountable for establishing a culture of open and honest communication, working together in a collaborative and multidisciplinary environment with results-driven personal accountability and personal initiative.

Duncan Nightingale –Chief Operating Officer (from September 1 – December 31, 2014)

The principal objectives from September 1 to December 31, 2014, for Gran Tierra’s Chief Operating Officer were:

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Environmental, Health, Safety, Security and Corporate Social Responsibility (20%)

•	Ensure Corporate Health, Safety, and Environment Key Performance Indicators are followed.
•	Ensure the Corporate Health, Safety and Environment Management System is implemented.
•	Establish and implement corporate policies, standards and procedures for CSR.

Reserves (25%)

•	Add working interest reserves of 8.6 MMBOE Proved reserves, and 29.9 MMBOE Proved plus Probable reserves.

Production (25%)

•	Attain average production of 23,899 barrels of oil equivalent per day BOEPD net after royalty.

Organization (20%)

•	Work with the Business Units and Management Team in Calgary to ensure the appropriate organization, staffing, and technical competence is in place to achieve targets in the short and long term.

Leadership (10%)

•	Accountable for establishing a culture of open and honest communication, working together in a collaborative and multidisciplinary environment with results-driven personal accountability and personal initiative.

Duncan Nightingale – President, Gran Tierra Energy Colombia, Ltd. (from January 1 – August 31, 2014)

The principal objectives from January 1 to August 31, 2014, for Gran Tierra’s President, Gran Tierra Energy Colombia were:

Production (25%)

•	Attain average production of 18,700 BOEPD net after royalty.

Reserves (25%)

•	Add working interest reserves of 7.3 MMBOE Proved reserves, and 9.1 MMBOE Proved plus Probable reserves.

Environmental, Health, Safety, Security and Corporate Social Responsibility (20%)

•	Ensure Corporate Health, Safety, and Environment Key Performance Indicators are followed.
•	Ensure the Corporate Health, Safety and Environment Management System is implemented.
•	Assist Corporate in establishing CSR principles.

Operations Execution (10%)

•	Drill six exploration (one of which is non-operated) and eight development wells.

Geology and Geophysics Execution (10%)

•	Complete five seismic programs and commence seven additional seismic programs.

Business Development (10%)

•	Execute business development strategies to manage the portfolio consistent with business unit objectives.

David Hardy – Vice President Legal and General Counsel

The principal objectives in 2014 for Gran Tierra’s Vice President Legal and General Counsel were:

•	Assist in the capture or new business opportunities, complete farm-outs, and divest non-core properties. (40%)

•	Protect legal rights of Gran Tierra and identify material legal/commercial risks and work to mitigate such risks to acceptable limits while facilitating business activities. (40%)

•	Assist with completion of implementation across Business Units of formal contracting procedures in accordance with corporate policies. (20%)

Carlos Monges – President, Gran Tierra Energy Peru S.R.L.

The principal objectives for 2014 for Gran Tierra’s President, Gran Tierra Energy Peru were:

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Production (15%)

•	Attain average production of 835 BOEPD net after royalty.

Reserves (10%)

•	Add working interest reserves of 20 MMBOE Proved plus Probable reserves.

Environmental, Health, Safety, Security and Corporate Social Responsibility (20%)

•	Ensure Corporate Health, Safety, and Environment Key Performance Indicators are followed.
•	Ensure the Corporate Health, Safety and Environment Management System is implemented.
•	Assist Corporate in establishing CSR principles.

Operations Execution (20%)

•	Drill and complete location 4 well.
•	Complete drilling of water disposal well.
•	Start Long Term Test of Bretaña field.

Geology and Geophysics Execution (15%)

•	Complete infill seismic program on Block 107.

Business Development (20%)

•	Execute business development strategies to manage the portfolio consistent with business unit objectives.

Equity Incentives

In February 2014, the Compensation Committee continued to administer the long-term incentive program by providing executive officers with an annual grant consisting of a 50% weighting of time-vested stock options and a 50% weighting of time-vested RSUs.  The number of stock options and RSUs granted is in reference to the grant date fair value of each (Black-Scholes value for stock options and our current share price for the RSUs) and the target long-term incentive program award value for each position. The Compensation Committee considered the recommendations of Lane Caputo, and elements of individual, business unit and corporate performance, in determining its recommendations for equity incentive grants. The Board granted options and RSUs under the terms of Gran Tierra’s 2007 Equity Incentive Plan to each of our named executive officers as follows:

Name	Number of Stock Options	Number of RSUs
Mr. Coffield	260,000	95,000
Mr. Rozon	165,000	60,000
Mr. Nightingale	145,000	52,500
Mr. Hardy	100,000	35,000
Mr. Monges	70,000	25,000
Mr. O’Leary	215,000	80,000

The levels of these awards were based on recommendations from Lane Caputo, taking into account our desired competitive positioning of total direct compensation targeting the 75th percentile of the Custom Peer Group, as discussed in the section titled “Philosophy and Objectives of our Executive Compensation Program” above based on the fair value of awards at time of grant. In addition to the fair value, the absolute number of awards and each award as a percentage of total shares outstanding versus the Custom Peer Group were also considered as well as the country of residence of the executive officer.

In connection with Mr. Nightingale’s promotion to Chief Operating Officer effective September 1, 2015, Mr. Nightingale was granted a stock option to purchase 70,000 shares of Gran Tierra Energy common stock at an exercise price per share equal to the fair market value of a share of Gran Tierra Energy common stock on the date of grant, and restricted stock units to acquire 27,500 shares of Gran Tierra Energy common stock. Both the stock option and restricted stock unit will vest over three years. Since Mr. Nightingale’s promotion took effect mid-way through the Company’s stock award cycle (generally annual grants are made in March), the Committee and the Board reviewed the equity grants that had been made to Mr. O’Leary in 2014 as the Chief Operation Officer and determined to utilize 50% of the difference between Mr. O’Leary’s 2014 equity grant and Mr. Nightingale’s 2014 equity grant as an appropriate measure for the equity grant to Mr. Nightingale for his promotion.

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Termination and Change in Control Provisions

Our employment agreements with Messrs. Coffield, Rozon, Nightingale, Hardy and O’Leary contain termination and change in control provisions. These provisions provide that these executive officers will receive severance payments in the event that their employment is terminated other than for “cause” or if they terminate their employment with us for “good reason.” The termination and change-in-control provisions were industry standard clauses at the time that the executive officers entered into the employment agreements with us. Our employment agreement with Mr. Monges contains a termination provision, which provides that Mr. Monges will receive severance payments in the event he terminated without cause and has the legal right to severance under Peruvian labor laws. The employment agreements with our executive officers, including termination and change in control provisions, are discussed in the section titled “Agreements with Named Executive Officers.”

Mr. O’Leary ceased to be the Chief Operating Officer on August 31, 2014, and he retired effective October 1, 2014, from Gran Tierra. We do not have a retirement policy. However, after the Committee and the Board reviewed Mr. O’Leary’s accomplishments at the Company and our desire to have an orderly transition of the chief operating officer duties, the Committee and the Board considered a variety of retirement options for Mr. O’Leary which would accomplish our goals. Pursuant to a severance agreement, we provided (1) the payment of Mr. O’Leary’s bonus for 2014 at 100% of target, pro-rated to his retirement date, resulting in a payment of $204,828 (CAD $237,600); and (2) the acceleration of vesting of the long term incentive plan awards held by Mr. O’Leary (stock options to purchase 335,000 shares, and restricted stock units to acquire 86,668 shares, of Gran Tierra common stock) that would have vested in the two year period beginning December 31, 2014, effective December 31, 2014. We also entered into a consulting agreement with Mr. O'Leary from October 1, 2014, to December 31, 2014, at a rate of $194 (CAD$225) per hour, with an option to extend the consulting period for a period not to exceed three months upon the mutual agreement of the parties. The consulting agreement with Mr. O’Leary was subsequently extended to March 31, 2015. No amounts were ever paid to Mr. O’Leary pursuant to the consulting agreement.

Mr. Coffield ceased to be the President and Chief Executive Officer on February 2, 2015. Pursuant to Mr. Coffield’s Executive Employment Agreement, we were obligated to provide him with a separation package equal to two years’ Total Cash Compensation. Such payment equated to $1,825,862 (CAD $2,118,000) and was deferred until August 3, 2015 at the election of Mr. Coffield.

Benefits

Messrs. Coffield and O’Leary were, and Messrs. Rozon, Hardy, Nightingale and Monges are, eligible for full participation in all rights and benefits under any life insurance, disability, medical, dental, health and accident plans maintained by Gran Tierra for its employees and executive officers. Our executive officers generally do not receive any supplemental retirement benefits or perquisites, except for limited perquisites provided on a case-by-case basis. In addition, our executive officers will be paid their base salary in the event they become disabled while still employed by us, until such time as the executive officer begins to receive long-term disability insurance benefits. These are standard basic benefits in our industry and help to retain and recruit key talent.

COMPENSATION COMMITTEE REPORT7

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis (“CD&A”) contained in this proxy statement.  Based on this review and discussion, the Compensation Committee has recommended to the Board that the CD&A be included in this proxy statement and in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

J. Scott Price, Chair

Gerald J. Macey

7 The material in this report is not “soliciting material,” is furnished to, but not deemed “filed” with, the SEC and is not deemed to be incorporated by reference in any filing of Gran Tierra under the Securities Act or the Exchange Act, other than Gran Tierra’s Annual Report on Form 10-K, where it shall be deemed to be “furnished,” whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

As noted above, Gran Tierra’s Compensation Committee consists of Messrs. Macey and Price. None of the members of the Compensation Committee has at any time been an officer or employee of Gran Tierra. No member of the Board or of the Compensation Committee served as an executive officer of another entity that had one or more of Gran Tierra’s executive officers serving as a member of that entity’s board or compensation committee.

SUMMARY COMPENSATION TABLE

The following table shows for the fiscal years ended December 31, 2014, 2013 and 2012, compensation awarded to or paid to, or earned by, Gran Tierra’s Chief Executive Officer, Chief Financial Officer and three other most highly compensated executive officers at December 31, 2014, and one additional executive officer who was not serving as an executive officer at December 31, 2014 (collectively, the “Named Executive Officers”):

Name and position	Year	Salary (US$)(1)	Bonus (US$)(1)(2)	Option Awards (US$)(3)	Stock Awards (US$) (4)	All Other Compensation (US$)		Total (US$)

Duncan Nightingale(5)	2014	$299,311	$129,310	$352,591	$368,025	$314,683	(6)	$1,463,920
Executive Vice President	2013	$300,865	$250,000	$219,634	$137,000	$415,931		$1,323,430
and former Interim President and	2012	$311,589	$130,666	$175,082	$–	$472,837		$1,090,174
Chief Executive Officer

Dana Coffield (7)	2014	$395,690	$–	$650,130	$707,750	$13,007	(8)	$1,766,577
Former President and	2013	$399,586	$564,122	$622,297	$387,984	$30,372		$2,004,361
Chief Executive Officer	2012	$427,179	$351,794	$1,313,116	$–	$25,587		$2,117,676

James Rozon	2014	$296,983	$120,690	$412,583	$447,000	$17,332	(9)	$1,294,587
Former Chief Financial	2013	$305,566	$282,061	$461,232	$287,700	$17,443		$1,354,002
Officer (15)	2012	$277,819	$211,076	$122,557	$–	$19,770		$631,222

David Hardy	2014	$276,724	$103,448	$250,050	$260,750	$51,387	(10)	$942,359
Vice President, Legal	2013	$282,061	$263,257	$219,634	$137,000	$67,238		$969,190
and General Counsel	2012	$276,410	$127,651	$350,164	$–	$23,985		$778,210

Carlos Monges (11)	2014	$252,409	$25,780	$175,035	$186,250	41,761	(12)	$681,235
Business Unit President, Peru

Shane O’Leary (13)	2014	$256,034	$204,828	$241,458	$596,000	$8,589	(14)	$1,306,909
Former Chief Operating	2013	$338,473	$376,081	$439,268	$274,000	$13,105		$1,440,927
Officer	2012	$361,845	$261,333	$962,952	$–	$36,336		$1,622,466

(1)	Messrs. Coffield, Hardy, O’Leary and Rozon’s salaries and bonus were paid in Canadian dollars and converted into U.S. dollars for the purposes of the above table. Until September 1, 2014, Mr. Nightingale’s salary was paid in Colombian pesos based on a salary denominated in Canadian dollars. Mr. Nightingale’s compensation is based in Canadian dollars and converted to U.S. dollars for the purposes of the above table. See “Presentation in U.S. Dollars” above for conversion rates.

(2)	For 2012, 2013 and 2014, the Compensation Committee determined incentive bonuses for Gran Tierra’s named executive officers based on a subjective assessment of corporate, business unit and personal performance in 2012, 2013 and 2014, in addition to consideration of Gran Tierra’s overall operational and financial results, as more fully described in “Compensation Discussion and Analysis” above. Because these amounts are established based on the Compensation Committee’s subjective assessment, they are reported as bonuses rather than non-equity incentive plan compensation.

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(3)	Granted under terms of Gran Tierra’s 2007 Equity Incentive Plan. Assumptions made in the valuation of stock options granted are discussed in Note 8 to Gran Tierra’s 2014 Consolidated Financial Statements, which can be found in Item 8 of Gran Tierra’s Form 10-K filed with the SEC on March 2, 2015. Reflects the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 Compensation – Stock Compensation (“ASC 718”).

(4)	Granted under terms of Gran Tierra’s 2007 Equity Incentive Plan. The amounts shown represent the aggregate grant date fair value of time-vested RSUs based on the closing price of Gran Tierra’s common stock on the grant date computed in accordance with ASC 718. Under the terms of the 2007 Equity Incentive Plan and Restricted Stock Unit Award Agreement, upon the vesting of units, the holder will receive, at the option of Gran Tierra, either the underlying number of shares of Gran Tierra’s common stock or a cash payment equal to the value of the underlying shares, in each case net of taxes and other required withholdings.

(5)	Mr. Nightingale served as our President, Gran Tierra Colombia Ltd. until August 2014, and as our Chief Operating Officer from September 2014 to February 2015, as our Interim Chief Executive Officer and President from February 2015 to May 2015, and as our Executive Vice President since May 7, 2015.

(6)	Consists of payments related to Mr. Nightingale’s expat assignment in Colombia for cost of living, housing and other allowances of $143,670, life insurance premiums and medical plan of $2,919, health club membership of $7,273, car allowance of $79,096 (which includes the cost of a driver of $66,410), $9,923 in contributions to Mr. Nightingale’s account under the employee matching savings plan offered to employees of Gran Tierra Energy Colombia Ltd., a vacation payout of $49,160, relocation assistance of $21,763 and parking allowance of $879.

(7)	On February 2, 2015, Mr. Coffield ceased to be an employee or officer of Gran Tierra.

(8)	Consists of critical illness and disability insurance premiums and life insurance premiums of $10,369 and parking allowance of $2,638.

(9)	Consists of a vacation payout of $13,372, life insurance premiums of $1,322 and parking allowance of $2,638.

(10)	Consists of a vacation payout of $37,618, critical illness and disability insurance premiums and life insurance premiums of $11,131 and parking allowance of $2,638.

(11)	Mr. Monges was not a named executive officer in 2012 or 2013, and consequently his compensation for those years was not previously reported, and in accordance with SEC rules is not reported here.

(12)	Consists of $29,000 vehicle and driver and $12,761 for health and medical insurance premiums.

(13)	Mr. O’Leary resigned as an officer of Gran Tierra, effective September 1, 2014, and as an employee of Gran Tierra, effective October 1, 2014.

(14)	Consists of critical illness and disability insurance premiums and life insurance premiums of $6,611 and parking allowance of $1,978.

(15)	Mr. Rozon ceased to be our Chief Financial Officer on May 11, 2015.

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GRANTS OF PLAN-BASED AWARDS

The following table shows for the fiscal year ended December 31, 2014, certain information regarding grants of plan-based awards to the Named Executive Officers:

Name	Grant Date	Date of Corporate Approval (1)	Number of Shares Underlying Stock or Units (#)	Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Option and Stock Awards ($)(2)(3)
Mr. Nightingale	02/28/2014	02/06/2014	–	75,000	$7.09	$187,538
	02/06/2014	02/06/2014	25,000	–	$–	$186,250
	09/01/2014	06/24/2014	–	70,000	$6.71	$165,053
	09/01/2014	06/24/2014	27,500	–	$–	$181,775
Mr. Coffield	02/28/2014	02/06/2014	–	260,000	$7.09	$650,130
	02/06/2014	02/06/2014	95,000	–	$–	$707,750
Mr. Rozon	02/28/2014	02/06/2014	–	165,000	$7.09	$412,583
	02/06/2014	02/06/2014	60,000	–	$–	$447,000
Mr. Hardy	02/28/2014	02/06/2014	–	100,000	$7.09	$250,050
	02/06/2014	02/06/2014	35,000	–	$–	$260,750
Mr. Monges	02/28/2014	02/06/2014	–	70,000	$7.09	$175,035
	02/06/2014	02/06/2014	25,000	–	$–	$186,250
Mr. O’Leary	02/28/2014	02/06/2014	–	215,000	$7.09	$241,458
	02/06/2014	02/06/2014	80,000	–	$–	$596,000

(1)	Represents the date that the Board took the action to grant the award.

(2)	For option awards, represents the grant date fair value of such option award calculated in accordance with ASC 718 using the Black Scholes valuation model.

(3)	For stock awards, represents the grant date fair value of time-vested RSUs based on the closing price of Gran Tierra’s common stock on the grant date equal to (a) $7.45 per share for awards granted February 6, 2014, and (b) $6.61 per share for the award granted on September 1, 2014.

AGREEMENTS WITH NAMED EXECUTIVE OFFICERS

Employment Agreements with Messrs. Nightingale, Coffield, Rozon, Hardy and O’Leary

The employment agreements entered into with Messrs. Nightingale, Coffield, Hardy, Rozon and O’Leary have virtually identical terms except for:

•	the position held by each such person;

•	limitations on business class travel (Mr. Rozon may travel business class for flights over one hour, Messrs. Hardy and Nightingale may travel business class for flights over six hours, and Messrs. Coffield and O’Leary may travel business class for most flights);

•	Mr. Nightingale was entitled to receive contributions to the employee matching savings plan offered to employees of Gran Tierra Energy Colombia Ltd. while he was serving as our President, Gran Tierra Colombia Ltd.; and

•	Mr. Nightingale also was entitled to receive certain allowances related to his expatriate assignment, including a cost of living allowance, relocation assistance, health club membership, and car allowance while he was serving as our President, Gran Tierra Colombia Ltd.

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The employment agreements provide that the respective executive will:

•	receive a base salary, as initially set forth therein and as thereafter determined by the Board;

•	be eligible to receive an annual bonus, as determined by the Board; and

•	be eligible to participate in the stock option and incentive award plans of Gran Tierra.

The bonuses are to be paid within 60 days of the end of the preceding year based on the executive performance.

The employment agreements do not have terms of specified duration. With respect to the employment agreements with all of the executive officers, the employment agreements provide for severance payments to each executive, in the event the executive is terminated without cause or the executive terminates the agreement for good reason, in the amount of two times the annualized base salary plus bonus payment for the prior 12 month period (in the case of Mr. Coffield) or in the amount of one times (effective February 19, 2015, two times) the annualized base salary plus bonus payment for the prior 12 month period for Mr. Nightingale, an amount equal to one-and-one-half times the annualized base salary plus bonus payment for the prior 12 month period (in the case of Messrs. Hardy and Rozon, or an amount equal to one-and-one-half times the annualized base salary plus bonus payment for the prior 18 month period for Mr. O’Leary.

With respect to the employment agreement with all of the named executive officers, the definitions of “cause,” “good reason” and “change in control” are set forth below.

“Cause” is defined as any of the following: (i) conviction of, or plea of nolo contendere to, a felony; (ii) participation in a fraud against Gran Tierra; (iii) participation in an act of dishonesty against Gran Tierra intended to result in the executive’s personal enrichment; (iv) willful material breach of Gran Tierra’s written policies; (v) intentional significant damage to Gran Tierra’s property by the executive; (vi) material breach of the employment agreement; or (vii) conduct by the executive that, in the good faith and reasonable determination of the Board, demonstrates gross unfitness to serve provided that in such event, Gran Tierra shall provide notice to the executive describing the nature of the gross unfitness and the executive shall thereafter have ten (10) days to cure such gross unfitness if such gross unfitness is capable of being cured. In the case of Mr. Rozon, “cause” also includes the intentional making of any material profit by Mr. Rozon or his family at the expense of Gran Tierra, without Gran Tierra’s written consent.

“Good reason” includes (i) an adverse change in the executive’s position, title, duties or responsibilities, or any failure to re-elect him to such position (except for termination for “cause”); (ii) a reduction in the executive’s base salary unless all other executive officers are similarly reduced, or a change in the basis upon which the executive’s annual compensation is paid or determined except that annual performance bonuses are discretionary and shall not be considered adverse under the agreement if a performance bonus is reduced from a prior year or not paid; (iii) a change in control; or (iv) any breach by the employer of any material provision of the employment agreement.

A “Change in Control” is defined as (i) a dissolution, liquidation or sale of all or substantially all of the assets of Gran Tierra; (ii) a merger or consolidation in which Gran Tierra is not the surviving corporation; (iii) a reverse merger in which Gran Tierra is the surviving corporation but the shares of Gran Tierra’s common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (iv) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act (excluding any employee benefit plan, or related trust, sponsored or maintained by Gran Tierra or any affiliate of Gran Tierra) of the beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities of Gran Tierra representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors.

All agreements include standard insurance, non-competition and confidentiality provisions.

Gran Tierra entered into a severance agreement with Mr. O’Leary providing for (1) the payment of Mr. O’Leary’s bonus for 2014 at 100% of target, pro-rated to his retirement date (CDN$237,600) and (2) for the acceleration of vesting of the long term incentive plan awards held by Mr. O’Leary (stock options to purchase 335,000 shares, and restricted stock units to acquire 86,668 shares, of Gran Tierra common stock) that would have vested in the two year period beginning December 31, 2014, in connection with Mr. O’Leary’s retirement as Chief Operating Officer. We also entered into a consulting agreement with Mr. O’Leary from October 1, 2014, to December 31, 2014, at a rate of CDN$225 per hour, with an option to extend the consulting period for a period not to exceed three months upon the mutual agreement of the parties. The consulting agreement with Mr. O’Leary was subsequently extended to March 31, 2015. No amounts were ever paid to Mr. O’Leary pursuant to the consulting agreement.

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Employment Agreement with Mr. Monges

The employment agreement entered into with Mr. Monges provides that he will:

•	receive a base salary, as set forth therein and as thereafter determined by the Board;

•	receive mandatory bonuses in July and December of each year, as appropriate;

•	be eligible to receive an annual bonus, as determined by the Board;

•	be eligible to participate in the stock option and incentive award plans of Gran Tierra; and

•	certain other compensation rights and benefits as may be applicable under Peruvian labor laws.

The employment agreement does not have a specified term of duration. In the event Mr. Monges is terminated without cause and he has the legal right to severance under Peruvian labor laws, the employment agreement provides that the executive shall receive legal severance under Peruvian labor laws computed based upon an employment commencement date of October 1, 2011. The employment agreement also provides that the executive shall receive an additional voluntary severance payment equal to the difference between the legal severance amount set forth in the preceding sentence and the amount Mr. Monges would have received under Peruvian law using 60% of the monthly salary earned by the executive as an employee of Petrolifera Petroleum del Peru S.A.C. prior to October 1, 2011 as the basis for computing the legal severance amount.

The employment agreement includes standard non-competition and confidentiality provisions.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table shows for the fiscal year ended December 31, 2014, certain information regarding outstanding equity awards at fiscal year-end for the Named Executive Officers.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested (#)	Market Value of Unearned Shares or Units That Have Not Vested ($)
Mr. Nightingale	166,667	(1)	0	$3.95	Sept 8, 2019
	30,000	(1)	0	$5.90	Mar 3, 2020
	50,000	(1)	0	$8.40	Mar 8, 2021
	33,333	(2)	16,667	$5.83	Mar 1, 2022
	25,000	(3)	50,000	$6.28	May 7, 2018
	0	(4)	75,000	$7.09	Feb 28, 2019
	0	(5)	70,000	$6.71	Aug 31, 2019
						69,167	$266,293	(6)(7)
Mr. Coffield	200,000	(1)	0	$2.51	Dec 15, 2018
	200,000	(1)	0	$5.90	Mar 3, 2020
	375,000	(1)	0	$8.40	Mar 8, 2021
	250,000	(2)	125,000	$5.83	Mar 1, 2022
	70,833	(3)	141,677	$6.28	May 7, 2018
	0	(4)	260,000	$7.09	Feb 28, 2019
						142,200	$547,470	(6)

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Mr. Rozon	25,000	(1)	0	$1.72	Nov 13, 2017
	125,000	(1)	0	$2.51	Dec 15, 2008
	40,000	(1)	0	$5.90	Mar 3, 2020
	35,000	(1)	0	$8.40	Mar 8, 2021
	23,333	(2)	11,667	$5.83	Mar 1, 2022
	52,500	(3)	105,000	$6.28	May 7, 2018
	0	(4)	165,000	$7.09	Feb 28, 2019
						95,000	$365,750	(6)
Mr. Hardy	150,000	(1)	0	$5.90	Mar 3, 2020
	100,000	(1)	0	$8.40	Mar 8, 2021
	66,667	(2)	33,333	$5.83	Mar 1, 2022
	25,000	(3)	50,000	$6.28	May 7, 2018
	0	(4)	100,000	$7.09	Feb 28, 2019
						51,667	$198,918	(6)
Mr. Monges	100,000	(1)	0	$7.40	May 12, 2021
	33,333	(2)	16,667	$5.83	Mar 1, 2022
	16,667	(3)	33,333	$6.28	May 7, 2018
	0	(4)	70,000	$7.09	Feb 28, 2019
						36,100	$138,985	(6)
Mr. O’Leary	125,000	(1)	0	$5.90	Mar 3, 2020
	275,000	(1)	0	$8.40	Mar 8, 2021
	275,000	(8)	0	$5.83	Mar 1, 2022
	150,000	(8)	0	$6.28	May 7, 2018
	143,333	(8)	71,667	$7.09	Feb 28, 2019
						26,666	$102,664	(6)

(1)	Fully vested.

(2)	The right to exercise the option vested one third on February 28, 2013, one third on February 28, 2014, and would vest one third on February 28, 2015, in each case if the option holder is still employed by Gran Tierra on such date.

(3)	The right to exercise the option vested one third on March 1, 2014, and will vest one third on March 1, 2015, and one third on March 1, 2016, in each case if the option holder is still employed by Gran Tierra on such date.

(4)	The right to exercise the option will vest one third on February 28, 2015, one third on February 28, 2016, and one third on February 28, 2017, in each case if the option holder is still employed by Gran Tierra on such date.

(5)	The right to exercise the option will vest one third on September 1, 2015, one third on September 1, 2017, and one third on September 1, 2018, in each case if the option holder is still employed by Gran Tierra on such date.

(6)	Includes the portion of RSUs granted on May 2, 2013, and RSUs granted on February 6, 2014, and not yet vested on December 31, 2014. The RSUs granted on May 2, 2013, will continue to vest over the next two years, with one half on March 1, 2015, and one half on March 1, 2016. The RSUs granted on February 6, 2014 will vest over the next three years, with one third vesting on March 1, 2015, and one third on March 1, 2016, and one third on March 1, 2017, in each case if the holder is still employed by Gran Tierra on such date. Upon the vesting of units, the holder will receive, at the option of Gran Tierra, either the underlying number of shares of Gran Tierra’s common stock or a cash payment equal to the value of the underlying shares, in each case net of taxes and other required withholdings. The market value is based on the closing price of Gran Tierra’s common stock on December 31, 2014, equal to $3.85.

(7)	Includes RSUs granted on September 1, 2014, and not yet vested on December 31, 2014. The RSUs vest over a three year period, with one third vesting on September 1, 2015, one third will vest on March 1, 2016, and one third will vest on March 1, 2017, in each case if the holder is still employed by Gran Tierra on such date. Upon the vesting of units, the holder will receive, at the option of Gran Tierra, either the underlying number of shares of Gran Tierra’s common stock or a cash payment equal to the value of the underlying shares, in each case net of taxes and other required withholdings. The market value is based on the closing price of Gran Tierra’s common stock on December 31, 2014, equal to $3.85.

(8)	Includes accelerated vesting pursuant to Mr. O’Leary’s severance agreement with us, whereby one third of the option granted on March 1, 2012, two thirds of the options granted on May 7, 2013, and February 28, 2014, and two thirds of the RSU granted on February 28, 2014, were accelerated and vested on December 31, 2014.

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OPTION EXERCISES AND STOCK VESTED

The following table presents information concerning the aggregate number of shares for which stock awards vested during the year ended December 31, 2014, for the Named Executive Officers. There were no option exercises for the Named Executive Officers during the year 2014.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Mr. Nightingale	8,333	59,164
Mr. Coffield	23,600	167,560
Mr. Rozon	17,500	124,250
Mr. Hardy	8,333	59,164
Mr. Monges	5,550	39,405
Mr. O’Leary (3)	103,334	452,000

(1)	Stock Awards were completely settled in cash and no shares of common stock were issued.

(2)	Represents the market price of common stock on the date the shares of common stock subject to the stock award vested multiplied by the number of shares vested.

(3)	Includes 86,668 RSUs cashed out at December 31, 2014, pursuant to Mr. O’Leary’s severance agreement with us.

NONQUALIFIED DEFERRED COMPENSATION

Our named executive officers do not participate in a Gran Tierra deferred compensation plan.

POTENTIAL PAYOUTS UPON TERMINATION OR CORPORATE TRANSACTION

The named executive officers other than Mr. Monges are entitled to severance payments in the event of an involuntary termination of employment by Gran Tierra other than for “cause” (as defined in their employment agreements), or a termination of employment by the Named Executive Officer for “good reason” (as defined in their employment agreements, including a change in control of Gran Tierra), as follows:  Mr. Coffield was eligible to receive a payment equal to two times the previous 12 months total compensation; Mr. O’Leary was eligible for a payment equal to one-and-one-half times the annualized previous 18 months total compensation; Mr. Nightingale is eligible for a payment equal to two times the previous 12 months total compensation, effective February 19, 2015 (one times prior to such date); and each of Messrs. Hardy and Rozon is eligible for a  payment equal to one-and-one-half times the previous 12 months total compensation. In the event of an involuntary termination of his employment without cause, Mr. Monges is eligible to receive a payment equal to legal severance under Peruvian labor laws computed based upon an employment commencement date of October 1, 2011, and an additional voluntary severance payment equal to the difference between the actual legal severance amount and the amount of legal severance Mr. Monges would have received under Peruvian labor laws using 60% of the monthly salary earned by Mr. Monges as an employee of Petrolifera Petroleum del Peru S.A.C. prior to October 1, 2011, as the basis for computing the legal severance amount.

Except as otherwise stated in the 2007 Equity Incentive Plan, in the event of specified significant corporate transactions (as defined in the 2007 Equity Incentive Plan), such as a sale or other disposition of all or substantially all of Gran Tierra’s assets, a sale of at least 50% of Gran Tierra’s outstanding securities, a merger in which Gran Tierra is not the surviving entity, or a merger in which Gran Tierra is the surviving entity, but Gran Tierra’s common stock outstanding immediately prior to the transaction is exchanged or converted into other property, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all outstanding stock awards under the 2007 Equity Incentive Plan or may substitute similar stock awards for stock awards outstanding under the 2007 Equity Incentive Plan in connection with such specified corporate transaction. Regardless of whether a surviving corporation or acquiring corporation (or its parent) does assume or continue any or all such outstanding stock awards or substitute a similar stock award for only a portion of a stock award, with respect to any such awards that are held by optionees then performing services for Gran Tierra or any of Gran Tierra’s affiliates, (i) the vesting and exercisability of such awards shall (contingent to the effectiveness of such corporate transaction) be accelerated in full to the date prior to the effective time of such corporate transaction as the Board shall determine (or, if the Board shall not determine, the date that is five days prior to the effective time of the corporate transaction), and (ii) any reacquisition or repurchase rights held by Gran Tierra with respect to such awards shall (contingent to the effectiveness of such corporate transaction) lapse and such awards will be terminated if not exercised prior to the effective date of the corporate transaction.

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The table below estimates the amounts payable if an involuntary termination of employment without “cause,” or a termination for “good reason,” or a “corporate transaction” had occurred on December 31, 2014, for the Named Executive Officers using $3.85, the closing price of the stock on that date:

	Acceleration of Vesting
Name	Stock Options ($)(1)	RSUs ($)(1)	Severance Payment ($)(2)	Total ($)
Mr. Nightingale (3)
Termination without Cause or Resignation for Good Reason	-	-	514,828	514,828
Corporate Transaction	-	266,293	-	266,293
Termination without Cause or Resignation for Good Reason following a Corporate Transaction	-	266,293	514,828	781,121
Mr. Coffield
Termination without Cause or Resignation for Good Reason	-	-	1,825,862	1,825,862
Corporate Transaction	268,000	547,470	-	815,470
Termination without Cause or Resignation for Good Reason following a Corporate Transaction	268,000	547,470	1,825,862	2,641,332
Mr. Rozon
Termination without Cause or Resignation for Good Reason	-	-	833,405	833,405
Corporate Transaction	220,750	365,750		586,500
Termination without Cause or Resignation for Good Reason following a Corporate Transaction	220,750	365,750	833,405	1,419,905
Mr. Hardy
Termination without Cause or Resignation for Good Reason	-	-	777,155	777,155
Corporate Transaction	-	198,918	-	198,918
Termination without Cause or Resignation for Good Reason following a Corporate Transaction	-	198,918	777,155	976,073
Mr. Monges
Termination without Cause or Resignation for Good Reason	-	-	152,107	152,107
Corporate Transaction	-	138,985	-	138,985
Termination without Cause or Resignation for Good Reason following a Corporate Transaction	-	138,985	-	291,092
Mr. O’Leary (4)
Retirement	-	333,672	-	333,672

(1)	Unvested equity awards will accelerate and become fully vested immediately prior to a Corporate Transaction. With respect to stock options, the value is calculated as (a) the difference between $3.85, the closing price of our common stock on December 31, 2014, and the exercise price of the applicable option, multiplied by (b) the number of unvested options subject to accelerated vesting held by the applicable named executive officer. With respect to RSUs, the value is calculated as (a) $3.85, the closing price of our common stock on December 31, 2014, multiplied by (b) the number of unvested RSUs subject to accelerated vesting held by the applicable named executive officer.

(2)	Represents the severance payment equal to: two times the previous 12 months total compensation for Mr. Coffield; one-and-one-half times the previous 12 months total compensation for each of Messrs. Hardy and Rozon; one times the previous 12 months total compensation for Mr. Nightingale; and the legal severance amount calculated in accordance with Peruvian labor laws and the voluntary severance amount calculated in accordance with his employment agreement for Mr. Monges. The amount indicated does not include the payment of any accrued vacation that may be due upon termination of employment.

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(3)	In connection with his appointment as our Interim President and Chief Executive Officer, effective February 2015, Mr. Nightingale is entitled to severance payment equal to two times his previous 12 months total compensation.

(4)	Mr. O’Leary was not employed by Gran Tierra on December 31, 2014, and so was not entitled to termination benefits at December 31, 2014. His termination benefits, as reported in the table above, are the actual benefits he received in connection with his termination of employment with us on October 1, 2014.

In May 2015, in connection with the settlement agreement with West Face Capital Inc., each of Duncan Nightingale, James Rozon and David Hardy (each, an “executive”) entered into an amendment to their respective employment agreements with Gran Tierra which provide that: (1) upon the executive ceasing to be employed by Gran Tierra, the executive will be entitled to receive the cash severance payment to which he would have been entitled under his then current employment agreement if his employment with Gran Tierra was terminated following a change of control of Gran Tierra; (2) that the executive’s equity awards will vest upon the earlier to occur, if any, of May 7, 2016 (if still employed with Gran Tierra on that date), the date Gran Tierra terminates his employment, and the date the executive resigns for good reason (as defined in the amendment); and (3) subject to approval by the Toronto Stock Exchange, the post-termination exercise period of the executive’s stock options will be extended to the earlier to occur of one year from the date of termination of employment and the original expiration date of the stock option. In addition, Mr. Nightingale’s amendment to employment agreement also provides that Mr. Nightingale shall receive a retention bonus of $150,000 if (a) he does not terminate his employment with Gran Tierra prior to November 7, 2015, or (b) Gran Tierra breaches the employment agreement or terminates Mr. Nightingale employment with Gran Tierra prior to six months from the date of the amendment to employment agreement.

DIRECTOR COMPENSATION

The following table shows for the fiscal year ended December 31, 2014, certain information with respect to the compensation of all non-employee directors of Gran Tierra:

Name	Fees Earned or Paid in Cash (1)	Option Awards (2) (3)	Total ($)
Jeffrey Scott	$97,069	$284,655	$381,724
Nicholas G. Kirton	$89,483	$241,957	$331,440
J. Scott Price	$87,242	$241,957	$329,199
Gerald Macey	$89,397	$241,957	$331,354
Verne Johnson(4)	$84,504	$35,070	$119,574

(1)	All compensation to non-employee directors is paid in Canadian dollars and converted into U.S. dollars for the purposes of the above table. See “Presentation in U.S. Dollars” above for conversion rates.

(2)	Assumptions made in the valuation of stock options granted are discussed in Note 8 to Gran Tierra’s 2014 Consolidated Financial Statements, which can be found in Item 8 of Gran Tierra's Form 10-K filed with the SEC on March 2, 2015. Reflects the aggregate grant date fair value computed in accordance with ASC 718. Each director received only one option grant award in 2014, the fair market value of which is reflected in the table.

(3)	At December 31, 2014, the following non-employee directors held options to purchase the following number of shares:

Name	Shares
Mr. Scott	1,235,000
Mr. Kirton	605,000
Mr. Price	505,000
Mr. Macey	295,000
Mr. Johnson(4)	-

(4)	Mr. Johnson resigned as a member of the Board effective August 18, 2014.

On February 28, 2014, each of the above non-employee directors was granted an option to purchase 85,000 shares (100,000 shares in the case of Mr. Scott, Gran Tierra’s Chairman of the Board) of Gran Tierra common stock at an exercise price of $7.09, the fair market value on the date of grant.

For 2014, Gran Tierra paid an annual fee of CDN$35,000 to each director who serves on the Board and an additional CDN$35,000 for the Chairman of the Board. Gran Tierra also paid an additional annual fee of CDN$15,000 for each committee chair (except for the audit committee) and CDN$10,000 for each committee member (except for the audit committee). The audit committee chair was paid an annual fee of CDN$30,000 and each member was paid an annual fee of CDN$15,000. In addition, a fee of CDN$1,200 was paid for each Board or committee meeting attended. Directors who are not Gran Tierra employees are eligible to receive awards under Gran Tierra’s 2007 Equity Incentive Plan, and received the grants of stock options to acquire 85,000 shares (other than the Chairman of the Board, who receive a stock option to acquire 100,000 shares). Compensation arrangements with the directors who are also Gran Tierra employees are described in the preceding sections of this proxy statement under the heading “Executive Compensation and Related Information.”

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In February 2015, the Board established non-employee director compensation for 2015 to be as follows:  CDN$35,000 to each director who serves on the Board; and an additional CDN$45,000 for the Lead Independent Director. Gran Tierra also pays an additional annual fee of: CDN$30,000 for the audit committee chair; CDN$22,500 for the compensation committee chair; $15,000 for each other committee chair; CDN$15,000 for each audit committee member other than the chair; CDN$12,500 for each compensation committee member other than the chair; and $10,000 for each other committee member other than the chair. In addition, a fee of CDN$1,200 is paid for each Board or committee meeting attended. In addition, non-employee directors will receive a stock option to purchase 55,000 shares (other than the Lead Independent Director, who will receive a stock option to purchase 80,000 shares) of common stock of Gran Tierra under Gran Tierra’s 2007 Equity Incentive Plan, with an exercise price equal to the fair market value on the date of grant and with a three year vesting term.

In February 2015, the Board established the compensation for Mr. Scott, the Executive Chairman of the Board, to be as follows: annual base salary of CDN$360,000, annual bonus target of the greater of 100% of base salary and 200% of base salary in the event of a change of control, a stock option to purchase 400,000 shares of common stock of Gran Tierra and restricted stock units to acquire 100,000 shares of common stock of Gran Tierra, each under Gran Tierra’s 2007 Equity Incentive Plan, with an exercise price equal to the fair market value on the date of grant and with a three year vesting term. On May 7, 2015, Mr. Scott returned to the status of non-executive Chairman of the Board, but will continue to receive his compensation as Executive Chairman of the Board through until the 2015 annual meeting of stockholders, at which time he will cease to be a member of the Board.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

RELATED PERSON TRANSACTIONS POLICY AND PROCEDURES

Gran Tierra discourages transactions with related persons.  The charter of the Audit Committee provides that the Audit Committee is charged with reviewing and approving or disapproving any related person transactions, as defined under Regulation S-K, Item 404.  In addition, potential related persons transactions are to be referred to the Chief Executive Officer, and brought to the attention of the full Board if material.

CERTAIN RELATED-PERSON TRANSACTIONS

Gran Tierra has entered into indemnity agreements with certain officers and directors which provide, among other things, that Gran Tierra will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he may be required to pay in actions or proceedings which he is or may be made a party by reason of his position as a director, officer or other agent of Gran Tierra, and otherwise to the fullest extent permitted under Nevada law and Gran Tierra’s Bylaws.

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DESCRIPTION OF 2007 EQUITY INCENTIVE PLAN AND AMENDMENTS

DESCRIPTION OF THE 2007 EQUITY INCENTIVE PLAN

General

The Incentive Plan, which is an amendment and restatement of Gran Tierra’s 2005 Equity Incentive Plan, referred to as the “Prior Plan,” provides for the grant of stock options, restricted stock awards, stock appreciation rights, restricted stock units and other stock awards, collectively referred to as “Awards.”  Stock options granted under the Incentive Plan are not intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, referred to as the “Code.”  Stock appreciation rights granted under the Incentive Plan may be tandem rights, concurrent rights or independent rights. To date, Gran Tierra has granted only stock options under the Incentive Plan.

Purpose

The Board adopted the Incentive Plan to provide a means by which employees, directors and consultants of Gran Tierra and its affiliates may be given an opportunity to purchase stock in Gran Tierra, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of Gran Tierra and its affiliates. As of April 30, 2015, all of the approximately 430 employees, directors and consultants of Gran Tierra and its affiliates are eligible to participate in the Incentive Plan and may receive all types of awards.

Administration

The Board administers the Incentive Plan. Subject to the provisions of the Incentive Plan, the Board has the power to construe and interpret the Incentive Plan and to determine the persons to whom and the dates on which Awards will be granted, the number of shares of common stock to be subject to each award, the time or times during the term of each Award within which all or a portion of such award may be exercised, the exercise price, the type of consideration and other terms of the Award.

In accordance with the Incentive Plan, the Board has the power to delegate administration of the Incentive Plan to a committee composed of one or more members of the Board. In accordance with Section 162(m) of the Code, a committee may consist solely of two or more outside directors, or in accordance with Rule 16b-3 of the Exchange Act, a committee may consist solely of two or more non-employee directors. The Board has delegated administration of the Incentive Plan to the Compensation Committee of the Board, which comprises three outside, non-employee directors. As used in this description of the Incentive Plan, the “Board” refers to any committee the Board appoints as well as to the Gran Tierra Board itself.

Stock Subject to the Plan

The maximum aggregate number of shares reserved for issuance under the Incentive Plan is 39,806,100 shares, or the “Share Reserve.”

The Share Reserve will be reduced by (i) one share for each share of common stock issued pursuant to an option or stock appreciation right, and (ii) 1.55 shares for each share of common stock issued pursuant to any other type of stock award, referred to as a “Full Value Award.”  If a stock award is settled in cash, such settlement will not reduce the Share Reserve.

The following shares of common stock granted pursuant to a stock award under the Incentive Plan or the Prior Plan will become available for subsequent issuance under the Incentive Plan as such shares become available from time to time, as follows:

•	one share for each share subject to an outstanding option or stock appreciation right that expires, terminates for any reason prior to exercise or settlement or that is forfeited or otherwise returns because of the failure to meet a contingency or condition required to vest such shares;

•	1.55 shares for each share subject to a Full Value Award that is forfeited or otherwise returns because of the failure to meet a contingency or condition required to vest such shares or the Full Value Award otherwise terminates without all of the shares covered by the Full Value Award having been issued; and

•	1.55 shares for each share subject to a Full Value Award that is reacquired or withheld or not issued to satisfy a tax withholding obligation.

However, any shares of common stock granted pursuant to a stock award under the Incentive Plan or the Prior Plan that are not delivered to a participant because of any of the following reasons will not become available for subsequent issuance under the Incentive Plan:

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•	shares are not delivered to a participant because an option or stock appreciation right is exercised through a reduction in the number of shares subject to the stock award (a “net exercise”);

•	shares are reacquired or withheld or not issued to satisfy a tax withholding obligation in connection with an option or stock appreciation right;

•	shares are used as consideration for the exercise of an option or stock appreciation right; or

•	shares are repurchased by Gran Tierra on the open market with the proceeds of an option or stock appreciation right exercise price.

As of April 30, 2015, options to purchase approximately 13,851,475 shares of common stock were outstanding, which is approximately 4.8% of total shares of common stock outstanding on that date including shares issuable upon exchange of exchangeable shares.  As of that same date, approximately 14,744,821 additional shares of common stock were available for grant and not subject to Awards under the Incentive Plan, which is approximately 5.1% of total shares of common stock outstanding on that date including shares issuable upon exchange of exchangeable shares.  The weighted average exercise price of all options outstanding as of April 30, 2015, was approximately $5.41 and the weighted average remaining term of such options was approximately 4.8 years. A total of 286,392,001 shares of Gran Tierra's common stock were outstanding as of April 30, 2015, including for purposes of these calculations shares issuable upon the exchange of Exchangeable Shares.

Eligibility

Employees (including officers), directors, and consultants of both Gran Tierra and its affiliates are eligible to receive all types of awards under the Incentive Plan. Under the Incentive Plan, no employee may be granted options or stock appreciation rights whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the fair market value on the date of grant covering more than 1,000,000 shares of common stock during any calendar year.  This limitation assures that any deductions to which Gran Tierra would otherwise be entitled upon the exercise of options and stock appreciation rights granted under the Incentive Plan will not be subject to the $1 million limitation on the income tax deductibility of compensation paid per covered executive officer imposed by Section 162(m) of the Code.  The maximum number of shares which may be reserved for issuance to insiders, at any time, under the Incentive Plan, and any other share compensation arrangement of Gran Tierra shall be 10% of the shares of common stock issued and outstanding.  Additionally, the maximum number of shares of common stock which may be issued under the Incentive Plan, at any time, and any other share compensation arrangements within any 12-month period shall be 10% of the common stock outstanding for insiders as a group and 5% of the common stock outstanding for any one insider and such insider’s associates.  The maximum number of options that may be granted to any one consultant in any 12-month period shall not exceed 2% of the issued and outstanding common stock at the time of grant.

Repricing; Cancellation and Re-Grant of Stock Awards

Under the Incentive Plan, the Board does not have the authority to reduce the exercise, purchase or strike price of an option or stock appreciation right or to cancel any outstanding option or stock appreciation right that has an exercise price greater than the current fair market value of our common stock in exchange for cash or other stock awards without obtaining the approval of our stockholders within 12 months prior to the repricing or cancellation and re-grant event.  Additionally, the Board may not reduce the exercise price of an option or extend the term of an option held by an insider without obtaining the approval of the stockholders other than insiders who are eligible to receive stock awards and such insiders’ associates, at a meeting of the stockholders.

Terms of Options

The following is a description of the permissible terms of options under the Incentive Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

Exercise Price; Payment

The exercise price of options may not be less than 100% of the fair market value of the stock on the date of grant. If options were granted to covered executives with exercise prices below fair market value, deductions for compensation attributable to the exercise of such options could be limited by Section 162(m) of the Code.

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The “fair market value” of Gran Tierra’s common stock on a particular day is generally the closing sales price for the common stock (or the closing bid, if no sales were reported) as quoted on the primary exchange or market upon which Gran Tierra’s common stock trades. If that day is not a market trading day, then the last market trading day prior to the day of determination is used. If Gran Tierra’s common stock were not to be traded on a market, the Board would make a good faith determination of the fair market value in a manner that complies with specified U.S. tax requirements.

The exercise price of options granted under the Incentive Plan must be paid either in cash at the time the option is exercised or at the discretion of the Board, (i) by delivery of other common stock of Gran Tierra, (ii) by a “net exercise” arrangement, (iii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of common stock, results in either the receipt of cash (or check) by Gran Tierra or the receipt of irrevocable instructions to pay the aggregate exercise price to Gran Tierra from the sale proceeds, or (iv) in any other form of legal consideration acceptable to the Board.

Option Exercise

Options granted under the Incentive Plan may become exercisable in cumulative increments, or vest, as determined by the Board. Shares covered by currently outstanding options under the Incentive Plan typically vest over a three year period in three equal annual installments during the participant’s employment by, or service as a director or consultant to, Gran Tierra or an affiliate, collectively referred to as “Service.” Shares covered by options granted in the future under the Incentive Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may vest or be exercised. In addition, options granted under the Incentive Plan may permit exercise prior to vesting, but in such event the participant may be required to enter into an early exercise stock purchase agreement that allows Gran Tierra to repurchase unvested shares, generally at their exercise price, should the participant’s Service terminate before vesting. To the extent provided by the terms of an option, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing Gran Tierra to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned common stock of Gran Tierra or by a combination of these means.

Term

The maximum term of options under the Incentive Plan is 10 years. Options under the Incentive Plan generally terminate three months after termination of the participant’s Service unless (i) such termination is due to the participant’s permanent and total disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the termination of Service) at any time within 12 months of such termination; (ii) the participant dies before the participant’s Service has terminated, or within three months after termination of such Service, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the participant’s death) within 18 months of the participant’s death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifically provides otherwise. A participant may designate a beneficiary who may exercise the option following the participant’s death. Individual option grants by their terms may provide for exercise within a longer period of time following termination of Service.

The option term generally may be extended in the event that exercise of the option within these periods is prohibited. A participant’s option agreement may provide that if the exercise of the option following the termination of the participant’s Service would be prohibited because the issuance of stock would violate the registration requirements under the Securities Act, then the option will terminate on the earlier of (i) the expiration of the term of the option or (ii) three months after the termination of the participant’s service during which the exercise of the option would not be in violation of such registration requirements.

Restrictions on Transfer

The Board may grant stock options that are transferable to the extent provided in the stock option agreement. If an option does not provide for transferability then the option shall not be transferable except by will or by the laws of descent and distribution or pursuant to a domestic relations order and shall be exercisable during the lifetime of the option holder and only by the option holder.  Shares subject to repurchase by Gran Tierra under an early exercise stock purchase agreement may be subject to restrictions on transfer that the Board deems appropriate.

Terms of Restricted Stock Awards and Purchases of Restricted Stock

Payment

The Board determines the purchase price under a restricted stock purchase agreement but the purchase price may not be less than the par value of Gran Tierra’s common stock on the date of purchase. The Board may award stock bonuses in consideration of past services without a purchase payment.

53

The purchase price of stock acquired pursuant to a restricted stock purchase agreement under the Incentive Plan must be paid either in cash at the time of purchase or at the discretion of the Board, (i) by cash at the time of purchase, (ii) by services rendered, or to be rendered to Gran Tierra or (iii) in any other form of legal consideration acceptable to the Board.

Vesting

Shares of stock sold or awarded under the Incentive Plan may, but need not be, subject to a repurchase option in favor of Gran Tierra in accordance with a vesting schedule as determined by the Board. The Board has the power to accelerate the vesting of stock acquired pursuant to a restricted stock purchase agreement under the Incentive Plan.

Termination of Service

In the event that a participant’s Service terminates, Gran Tierra may repurchase or otherwise reacquire any or all of the shares held by the participant that have not vested at the date of termination.

Restrictions on Transfer

Rights under a stock bonus or restricted stock bonus agreement may be transferred only upon the terms and conditions of the award agreement as the Board shall determine in its discretion, except where such assignment is required by law or expressly authorized by the terms of the applicable stock bonus or restricted stock purchase agreement.

Terms of Restricted Stock Units

The Incentive Plan authorizes the grant of RSUs, which is the right to receive shares of common stock upon the vesting of the RSUs. The Board will determine the terms and conditions, including with respect to vesting, delivery and dividends, of any RSUs granted. At the time of grant the Board will determine the consideration, if any, to be paid by the participant upon delivery of each share subject to an RSU award. If required by applicable law, the consideration to be paid by the participant for each share will not be less than the par value of a share. Consideration may be paid in any form permitted by applicable law. Except as otherwise provided in the agreement granting the RSUs, RSUs that have not vested will be forfeited upon the participant's termination of Service for any reason.

Terms of Stock Appreciation Rights

The Incentive Plan authorizes the grant of stock appreciation rights. At the time of grant, the Board may impose such restrictions or conditions on the stock appreciation right as it deems appropriate.  Stock appreciation rights entitle the participant to receive upon exercise an appreciation distribution equal to the fair market value of that number of shares equal to the number of share equivalents in which the participant is vested under the independent stock appreciation rights less the fair market value of such number of shares of stock on the date of grant of the independent stock appreciation rights. Appreciation distributions payable upon exercise of stock appreciation rights may, at the Board’s discretion, be made in cash, in shares of stock or a combination thereof.  If a participant’s Service terminates for any reason, any unvested stock appreciation rights will be forfeited and any vested stock appreciation rights  will be automatically redeemed.

Other Stock Awards

Other forms of stock awards valued in whole or in part with reference to or otherwise based on our common stock may be granted either alone or in addition to other stock awards under the Incentive Plan.  The Board will have sole and complete authority to determine the persons to whom and the time or times at which such other stock awards will be granted, the number of shares of common stock (or the cash equivalent thereof) to be granted and all other conditions of such other stock awards. Other forms of stock awards may be subject to vesting in accordance with a vesting schedule to be determined by the Board.

Adjustment Provisions

Transactions not involving receipt of consideration by Gran Tierra, such as a merger, consolidation, reorganization, stock dividend, or stock split, may change the type(s), class(es) and number of shares of common stock subject to the Incentive Plan and outstanding awards. In that event, the Incentive Plan will be appropriately adjusted as to the type(s), class(es) and the maximum number of shares of common stock subject to the Incentive Plan, and outstanding Awards will be adjusted as to the type(s), class(es), number of shares and price per share of common stock subject to such Awards.

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Effect of Certain Corporate Transactions

In August 2011, the Board amended the Incentive Plan to provide that in the event of the consummation of (i) the sale or other disposition of all or substantially all of the assets of Gran Tierra, (ii) the sale or other disposition of at least fifty percent of the outstanding securities of Gran Tierra, or (iii) certain specified types of merger, consolidation or similar transactions, or collectively, a corporate transaction, any surviving or acquiring corporation may continue or assume Awards outstanding under the Incentive Plan or may substitute similar Awards. Regardless of whether any surviving or acquiring corporation assumes such Awards or substitutes similar Awards, with respect to Awards held by participants whose Service with Gran Tierra or an affiliate has not terminated as of the effective time of the corporate transaction, the vesting of such awards (and, if applicable, the time during which such awards may be exercised) will be accelerated in full.  Prior to the August 2011 amendment by the Board, the vesting of such Awards accelerated only in the event that the surviving or acquiring corporation did not assume such awards or substitutes similar Awards, in which case such Awards would terminate if not exercised at or prior to such effective time.  Stockholder approval of this amendment was not required under applicable laws and exchange rules and, accordingly, was not sought or obtained.

The Incentive Plan provides, that in the event of certain change of control events, any outstanding stock awards may be subject to additional acceleration of vesting and exercisability upon or after such change of control event, if such acceleration is provided for in the individual award holder’s stock award agreement.

In February 2012, the Board amended the Incentive Plan to clarify that, in the event of a tender offer for our shares of common stock, the announcement or commencement of a tender offer is not a “change of control” as defined in the Incentive Plan, but rather a “change of control” occurs as a result of a tender offer only when the tender offer closes and a majority of the outstanding shares changes hands.

The acceleration of an Award in the event of a corporate transaction or a change in control event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of Gran Tierra.

Duration, Amendment And Termination

The Board may suspend or terminate the Incentive Plan without stockholder approval or ratification at any time or from time to time.

The Board may at any time, or from time to time, amend or revise the Incentive Plan without stockholder approval as follows: (a) to make amendments to the Incentive Plan or a Stock Award of a housekeeping or administrative nature; (b) if the common stock is listed on the Toronto Stock Exchange (“TSX”) subject to any required approval of the TSX, to change the vesting or termination provisions of a Stock Award or the Incentive Plan; (c) amendments necessary to comply with provisions of applicable law or stock exchange requirements or for grants to qualify for favorable treatment under applicable laws; and (d) any other amendment, fundamental or otherwise, not requiring stockholder approval under the Code. However, no amendment will be effective unless approved by the stockholders of Gran Tierra within 12 months before or after its adoption by the Board to the extent such approval is necessary to satisfy the requirements of Section 422 of the Code. The Board may submit any other amendment to the Incentive Plan for stockholder approval.

For so long as Gran Tierra’s stock is listed on the TSX, under the rules and policies of the TSX any amendment to the Incentive Plan is subject to pre-clearance of such amendment by the TSX, and no amendment, suspension or discontinuance of the Incentive Plan may contravene the requirements of the TSX.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other annual meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other annual meeting materials addressed to those stockholders.  This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are stockholders of Gran Tierra will be “householding” Gran Tierra’s proxy materials.  A single Notice of Internet Availability of Proxy Materials or a single set of annual meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.  Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent.  If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials or a separate set of annual meeting materials, please notify your broker.  Direct your written request to Gran Tierra Energy Inc., Karen Fosado, Investor Relations Director, 200, 150 - 13th Avenue S.W., Calgary, Alberta, T2R 0V2, Canada or contact David Hardy, Vice President, Legal and General Counsel, at (403) 265-3221.  Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials or multiple sets of annual meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

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OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the annual meeting.  If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ David Hardy
David Hardy
Vice President, Legal and General Counsel

May 15, 2015

A copy of Gran Tierra’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2014, is available without charge upon written request to: Gran Tierra Energy Inc., 200, 150 – 13 Avenue S.W., Calgary, Alberta T2R 0V2, Canada, Attention: Corporate Secretary.

56

GRAN TIERRA EXCHANGECO INC.

Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

Security Class

Holder Account Number

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Voting Instruction Form ("VIF") - Annual Meeting to be held on Wednesday, June 24, 2015.

Notes to VIF

1. This voting direction will not be valid and not be acted upon unless it is completed as outlined herein and delivered to Computershare Trust Company of Canada, Attention: Corporate Trust, 600, 530 – 8th Avenue S.W., Calgary, Alberta T2P 3S8, Canada by 11:59 p.m. Eastern Time on June 22, 2015, or not less than 48 hours before the time set for the holding of any adjournment(s) thereof. The voting direction is valid only for the Meeting or any adjournment(s) of the Meeting.
2. If this voting direction is not signed by the Holder (as defined below) of Gran Tierra Exchangeco Inc. Shares, the votes to which the Holder of the Gran Tierra Exchangeco Inc. is entitled will not be exercised.
3. If the Holder is a corporation, its corporate seal must be affixed or it must be signed by an officer or attorney thereof duly authorized.
4. This voting direction must be dated and the signature hereon should be exactly the same as the name in which the Gran Tierra Exchangeco Inc. Shares are registered.
5. Persons signing as executors, administrators, trustees, etc., should so indicate and give their full title as such.
6. A holder who has submitted a voting direction may revoke it at any time prior to the Meeting. In addition to revocation in any other manner permitted by law a voting direction may be revoked by instrument in writing executed by the Holder or his attorney authorized in writing or, if the Holder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized and deposited at the office of the Trustee at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof at which the voting direction is to be acted upon or with a representative of the Trustee in attendance at the Meeting on the day of the Meeting or any adjournment thereof, and upon either of such deposits, the voting direction is revoked.

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VIF's submitted must be received by 11:59 PM, EST, on Monday, June 22, 2015.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this VIF.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this VIF.
Instead of mailing this VIF, you may choose one of the two voting methods outlined above to vote this VIF.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER

015H0C

PLEASE SELECT ONE OF THE FOLLOWING:

☐ **Direct the Trustee to Vote Gran Tierra Exchangeco Inc. Shares**
The Holder hereby directs the Trustee to vote as indicated.

☐ **Appointment of Company Management as Proxy**
The Holder hereby appoints Gary Guidry, Ryan Ellson and David Hardy, or any of them, as proxyholder of the Holder, with power of substitution, and authorizes them to represent and vote, as indicated above, all of the Gran Tierra Exchangeco Inc. Shares which the Holder may be entitled to vote at the Meeting, and at any adjournment or adjournments thereof and on every ballot that may take place in consequence thereof, and with discretionary authority as to any other matters that may properly come before the Meeting.

☐ **Appointment of the Holder, or the Holder's Designee as Proxy**
The Holder hereby appoints ______________________________ as proxyholder of the Holder and authorizes them to represent and vote, as indicated above, all of the Gran Tierra Exchangeco Inc. Shares which the Holder may be entitled to vote at the Meeting, and at any adjournment or adjournments thereof and on every ballot that may take place in consequence thereof, and with discretionary authority as to any other matters that may properly come before the Meeting.

IF THE HOLDER DOES NOT COMPLETE ONE OF THE FOREGOING, COMPLETES MORE THAN ONE OF THE FOREGOING OR COMPLETES THE THIRD SELECTION BUT DOES NOT SPECIFY A DESIGNEE, THE HOLDER WILL BE DEEMED TO HAVE DIRECTED THE TRUSTEE TO VOTE THEIR GRAN TIERRA EXCHANGECO INC. SHARES AS INDICATED.

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The undersigned holder (the "Holder") of exchangeable shares of Gran Tierra Exchangeco Inc. that were issued in connection with the transaction between the former stockholders of Solana Resources Limited and Gran Tierra Energy Inc. (the "Company") has the right to instruct Computershare Trust Company of Canada (the "Trustee") in respect of the exercise of the Holder's votes at the Annual meeting of stockholders of the Company to be to be held at the Calgary Petroleum Club, 319 Fifth Avenue S.W., Calgary, Alberta on June 24, 2015 (the "Meeting"), as follows:

- To instruct the Trustee to exercise the votes to which the Holder is entitled as indicated below; **OR**
- To instruct the Trustee to appoint a representative of the Company's management as proxy to exercise the votes to which the Holder is entitled as indicated below; **OR**
- To instruct the Trustee to appoint the Holder, or the Holder's designee as a proxy to exercise personally the votes to which the Holder is entitled as indicated below.

IMPORTANT NOTE: IF NO DIRECTION IS MADE, FOR OR AGAINST, THE HOLDER'S GRAN TIERRA EXCHANGECO INC. SHARES WILL NOT BE VOTED

1. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. Peter Dey	☐	☐	02. Gary S. Guidry	☐	☐	03. Evan Hazell	☐	☐
04. Robert Hodgins	☐	☐	05. J. Scott Price	☐	☐	06. Ronald Royal	☐	☐
07. David P. Smith	☐	☐	08. Brooke Wade	☐	☐			

2. Appointment of Auditors

For ☐ Withhold ☐

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3. Compensation

For ☐ Against ☐

Authorized Signature(s) – This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this VIF will be voted as recommended by Management.**

Signature(s) ______________________

Date MM / DD / YY

GRQQ 053425 AR0

015H1E

GranTierra energy inc.

IMPORTANT ANNUAL MEETING INFORMATION

000004

ENDORSEMENT_LINE______________ SACKPACK_______________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m. Eastern Time, on June 23, 2015.

Vote by Internet

- Go to **www.investorvote.com/GTE**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors.
Nominees:

Nominee	For	Withhold	Nominee	For	Withhold	Nominee	For	Withhold
01 - Peter Dey	☐	☐	02 - Gary S. Guidry	☐	☐	03 - Evan Hazell	☐	☐
04 - Robert B. Hodgins	☐	☐	05 - J. Scott Price	☐	☐	06 - Ronald Royal	☐	☐
07 - David P. Smith	☐	☐	08 - Brooke Wade	☐	☐			

Proposal	For	Against	Abstain
2. Proposal to approve, on an advisory basis, the compensation of Gran Tierra Energy Inc.'s named executive officers, as disclosed in the proxy statement.	☐	☐	☐
3. Proposal to ratify the selection by the Audit Committee of the Board of Directors of Deloitte LLP as the independent registered public accounting firm of Gran Tierra Energy Inc. for its fiscal year ending December 31, 2015.	☐	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 J N T

1 U P X 2 3 9 8 0 8 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

023JTD

The Notice, Proxy Statement and Annual Report are available at http://www.edocumentview.com/GTE.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

GranTierra energy inc.

Annual Meeting Proxy — Gran Tierra Energy Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholders hereby appoint Gary S. Guidry, Ryan Ellson and David Hardy, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote all of the shares of Common Stock, Special A Voting Stock, and Special B Voting Stock of Gran Tierra Energy Inc. that the stockholders are entitled to vote at the Annual Meeting of Stockholders to be held at **3:00 p.m. (Calgary time) on June 24, 2015, at the Calgary Petroleum Club, 319 Fifth Avenue S.W., Calgary, Alberta** and any adjournments or postponements thereof, hereby revoking all previous proxies, with all powers the stockholders would possess if present, on all matters listed on the reverse side and in accordance with the instructions designated on the reverse side and with discretionary authority as to any and all such other matters as may properly come before the meeting. For directions to the meeting, please visit www.grantierra.com.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDERS. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH OF PROPOSALS 2 AND 3.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE OR VOTE ONLINE AS INSTRUCTED IN THIS PROXY CARD.

GRAN TIERRA GOLDSTRIKE INC.

Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

Security Class

Holder Account Number

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Voting Instruction Form ("VIF") - Annual Meeting to be held on Wednesday, June 24, 2015.

Notes to VIF

1. This voting direction will not be valid and not be acted upon unless it is completed as outlined herein and delivered to Computershare Trust Company of Canada, Attention: Corporate Trust, 600, 530 – 8th Avenue S.W., Calgary, Alberta T2P 3S8, Canada by 11:59 p.m. Eastern Time on June 22, 2015, or not less than 48 hours before the time set for the holding of any adjournment(s) thereof. The voting direction is valid only for the Meeting or any adjournment(s) of the Meeting.
2. If this voting direction is not signed by the Holder (as defined below) of Gran Tierra Goldstrike Inc. Shares, the votes to which the Holder of the Gran Tierra Goldstrike Inc. is entitled will not be exercised.
3. If the Holder is a corporation, its corporate seal must be affixed or it must be signed by an officer or attorney thereof duly authorized.
4. This voting direction must be dated and the signature hereon should be exactly the same as the name in which the Gran Tierra Goldstrike Inc. Shares are registered.
5. Persons signing as executors, administrators, trustees, etc., should so indicate and give their full title as such.
6. A holder who has submitted a voting direction may revoke it at any time prior to the Meeting. In addition to revocation in any other manner permitted by law a voting direction may be revoked by instrument in writing executed by the Holder or his attorney authorized in writing or, if the Holder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized and deposited at the office of the Trustee at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof at which the voting direction is to be acted upon or with a representative of the Trustee in attendance at the Meeting on the day of the Meeting or any adjournment thereof, and upon either of such deposits, the voting direction is revoked.

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VIF's submitted must be received by 11:59 PM, EST, on Monday, June 22, 2015.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this VIF.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this VIF.
Instead of mailing this VIF, you may choose one of the two voting methods outlined above to vote this VIF.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER

015H2C

PLEASE SELECT ONE OF THE FOLLOWING:

☐ **Direct the Trustee to Vote Gran Tierra Goldstrike Inc. Shares**
The Holder hereby directs the Trustee to vote as indicated.

☐ **Appointment of Company Management as Proxy**
The Holder hereby appoints Gary Guidry, Ryan Ellson and David Hardy, or any of them, as proxyholder of the Holder, with power of substitution, and authorizes them to represent and vote, as indicated above, all of the Gran Tierra Goldstrike Inc. Shares which the Holder may be entitled to vote at the Meeting, and at any adjournment or adjournments thereof and on every ballot that may take place in consequence thereof, and with discretionary authority as to any other matters that may properly come before the Meeting.

☐ **Appointment of the Holder, or the Holder's Designee as Proxy**
The Holder hereby appoints ______________________________ as proxyholder of the Holder and authorizes them to represent and vote, as indicated above, all of the Gran Tierra Goldstrike Inc. Shares which the Holder may be entitled to vote at the Meeting, and at any adjournment or adjournments thereof and on every ballot that may take place in consequence thereof, and with discretionary authority as to any other matters that may properly come before the Meeting.

IF THE HOLDER DOES NOT COMPLETE ONE OF THE FOREGOING, COMPLETES MORE THAN ONE OF THE FOREGOING OR COMPLETES THE THIRD SELECTION BUT DOES NOT SPECIFY A DESIGNEE, THE HOLDER WILL BE DEEMED TO HAVE DIRECTED THE TRUSTEE TO VOTE THEIR GOLDSTRIKE EXCHANGEABLE SHARES AS INDICATED.

The undersigned holder (the "Holder") of exchangeable shares of Gran Tierra Goldstrike Inc. that were issued in connection with the transaction between the former stockholders of Goldstrike Inc. and Gran Tierra Energy Inc. (the "Company") has the right to instruct Computershare Trust Company of Canada (the "Trustee") in respect of the exercise of the Holder's votes at the Annual meeting of stockholders of the Company to be to be held at the Calgary Petroleum Club, 319 Fifth Avenue S.W., Calgary, Alberta on June 24, 2015 (the "Meeting"), as follows:

- To instruct the Trustee to exercise the votes to which the Holder is entitled as indicated below; **OR**
- To instruct the Trustee to appoint a representative of the Company's management as proxy to exercise the votes to which the Holder is entitled as indicated below; **OR**
- To instruct the Trustee to appoint the Holder, or the Holder's designee as a proxy to exercise personally the votes to which the Holder is entitled as indicated below.

IMPORTANT NOTE: IF NO DIRECTION IS MADE, FOR OR AGAINST, THE HOLDER'S GRAN TIERRA GOLDSTRIKE INC. SHARES WILL NOT BE VOTED

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1. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. Peter Dey	☐	☐	02. Gary S. Guidry	☐	☐	03. Evan Hazell	☐	☐
04. Robert Hodgins	☐	☐	05. J. Scott Price	☐	☐	06. Ronald Royal	☐	☐
07. David P. Smith	☐	☐	08. Brooke Wade	☐	☐			

2. Appointment of Auditors

For ☐ Withhold ☐

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3. Compensation

For ☐ Against ☐

Authorized Signature(s) – This section must be completed for your instructions to be executed.
I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this VIF will be voted as recommended by Management.**

Signature(s)

Date
MM / DD / YY

GRQQ 053425 AR0

015H3E